Richard A. Marshack - Bar No. 107291                            EXHIBIT 10.16
James C. Bastian, Jr. - Bar No. 175415
Mark E. Bradshaw - Bar. No. 192540
MARSHACK SHULMAN & HODGES LLP
8001 Irvine Center Drive, Suite 900
Irvine, California 92618-2921
Telephone:        (949) 864-0400
Facsimile:        (949) 864-0444

Attorneys for the Official Committee of Unsecured Creditors for the bankruptcy estate of Boyds Wheels, Inc.

Jeffrey I. Golden - Bar No. 133040
Evan D. Smiley - Bar No. 161812
ALBERT, WEILAND & GOLDEN, LLP
650 Town Center Drive, Suite 1350
Costa Mesa, California 92626
Telephone:        (714) 966-1000
Facsimile:        (714) 966-1002

Attorneys for the Debtors and Debtors in Possession
Boyds Wheels, Inc. and Hot Rods by Boyd

                         UNITED STATES BANKRUPTCY COURT

               CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION

In re                         )   Case No. SA 98-11545 RA
                              )   Case No. SA 98-11547 RA
BOYDS WHEELS, INC.            )   Chapter 11 Cases
A CALIFORNIA CORPORATION,     )

                              )   COMMITTEE'S FIRST AMENDED CHAPTER 11 PLAN OF

         Debtor and Debtor in )   REORGANIZATION AS MODIFIED PURSUANT TO
         Possession.          )   HEARINGS ON NOVEMBER 12-13, 1998, WITH

_____________________________ )   DEBTORS IN POSSESSION AS CO-PROPONENTS
                              )

In re                         )   Disclosure Statement Hearing
                              )    Date:   November 12, 1998

HOT RODS BY BOYD,             )    Time:   4:00 p.m.
A CALIFORNIA CORPORATION,     )    Place:  Courtroom 604

                              )            34 Civic Center Plaza
         Debtor and Debtor in )            Santa Ana, CA 92701
         Possession.          )
                              )   Plan Confirmation Hearing

                                  -------------------------
                              )   [See Disclosure Statement for Voting and
                              )   Objection Procedures]
                              )    Date:   January 6, 1999
                              )    Time:   11:30 a.m.
                              )    Place:  Courtroom 604
                              )            34 Civic Center Plaza
                              )            Santa Ana, CA 92701
-----------------------------
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                                TABLE OF CONTENTS

I.       DEFINITIONS, INTERPRETATIONS AND RULES OF CONSTRUCTION..........    1

A.       Defined Terms...................................................    1

         1.       Administrative Claim...................................    1
         2.       Allowed Claim or Interest..............................    1
         3.       Allowed Secured Claim..................................    1
         4.       Allowed Unsecured Claim................................    2
         5.       Allowed Priority Tax Claim.............................    2
         6.       APG....................................................    2
         7.       APG Stock..............................................    2
         8.       Ballot.................................................    2
         9.       Bankruptcy Case........................................    2
         10.      Bankruptcy Code........................................    2
         11.      Bankruptcy Court.......................................    2
         12.      Bankruptcy Rules.......................................    3
         13.      Bar Date...............................................    3
         14.      Boyds..................................................    3
         15.      Boyds Stock............................................    3
         16.      Business Day...........................................    3
         17.      Claims.................................................    3
         18.      Class..................................................    3
         19.      CNB....................................................    3
         20.      Code...................................................    3
         21.      Committee..............................................    3
         22.      Committee Plan.........................................    3
         23.      Confirmation...........................................    3
         24.      Confirmation Date......................................    4
         25.      Confirmation Order.....................................    4
         26.      Creditors..............................................    4
         27.      Dale Street Property...................................    4
         28.      Debtors................................................    4
         29.      Debtors in Possession..................................    4
         30.      Disallowed Claim.......................................    4
         31.      Disbursing Agent.......................................    4
         32.      Disputed Claim or Disputed Interest....................    4
         33.      Effective Date.........................................    4
         34.      Estate.................................................    4
         35.      File or Filed..........................................    4
         36.      Final Order............................................    5
         37.      HRBB...................................................    5
         38.      Net Operating Income...................................    5
         39.      New Stock..............................................    5
         40.      New Value Fund.........................................    5
         41.      Non-Accepting..........................................    6
         42.      Order..................................................    6
         43.      PDI....................................................    6
         44.      Person.................................................    6
         45.      Petition Date..........................................    6
         46.      Post-Confirmation Committee............................    6
         47.      Post-Petition Earnings.................................    6
         48.      Pro-Rata Distribution..................................    6
         49.      Property of Reorganized Debtors........................    6
         50.      Reorganized Debtors....................................    6

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         51.      Rules..................................................    6
         52.      Secured Creditors......................................    6
         53.      Unsecured Claims.......................................    6

B.       INTERPRETATIONS, COMPUTATION OF TIME AND GOVERNING LAW..........    7
         1.       Undefined Terms........................................    7
         2.       Rules of Interpretation................................    7
         3.       Time Periods...........................................    8
         4.       Section Numbers........................................    8

II.      INTRODUCTION....................................................    8

III.     CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS...........    10

A.       General Overview...............................................    10

B.       Unclassified Claims............................................    12
         1.       Administrative Expenses...............................    12
         2.       Court Approval of Fees Required.......................    13
         3.       Priority Tax Claims...................................    14

C.       Classified Claims and Interests................................    15
         1.       Classes of Secured Claims.............................    15
         2.       Classes of Priority Unsecured Claims..................    17
         3.       Class of General Unsecured Claims.....................    18
         4.       Classes Of Interest Holders...........................    21

D.       Means Of Effectuating The Committee Plan.......................    23
                  1.       Funding For The Committee Plan...............    23
                  2.       Post-Confirmation Management.................    29
                  3.       Disbursing Agent.............................    30

IV.      TREATMENT OF MISCELLANEOUS ITEMS...............................    31

A.       Executory Contracts and Unexpired Leases.......................    31
         1.       Assumptions...........................................    31
         2.       Rejections............................................    32

B.       Changes In Rates Subject To Regulatory Commission Approval.....    32

C.       Retention of Jurisdiction......................................    33

V.       EFFECT OF CONFIRMATION OF THE COMMITTEE PLAN...................    33

A.       Substantive Consolidation......................................    33

B.       Discharge......................................................    33

C.       Revesting Of Property In Reorganized Debtor....................    33

D.       Modification Of The Plan.......................................    33

E.       Post-Confirmation Status Report................................    34

F.       Post-Confirmation Conversion/Dismissal.........................    34

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G.       Claims Objections..............................................    34

H.       Post-Confirmation Committee....................................    35

I.       Final Decree...................................................    36

EXHIBIT "1"

         UNEXPIRED LEASES TO BE ASSUMED.................................    37

EXHIBIT "2"

         EXECUTORY CONTRACTS TO BE ASSUMED..............................    38


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                                       I.

             DEFINITIONS, INTERPRETATIONS AND RULES OF CONSTRUCTION

A.       DEFINED TERMS

         1. ADMINISTRATIVE CLAIM: a Claim, or right to payment, for the costs and expenses of administration of this Chapter 11 case allowed under Bankruptcy Code Section 503(b) and referred to in Bankruptcy Code Section 507(a)(a), including without limitation:

            a. the actual and necessary costs and expenses incurred after the Petition Date of preserving the Estate and operating Debtor's business (such as wages, salaries or commissions for services);

            b. compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under Bankruptcy Code Sections 330(a) or 331; and

            c. all fees and charges assessed against the Estate under 28 U.S.C.
Section 1930.

         2. ALLOWED CLAIM OR INTEREST: claim against, or equity security interest in Debtor:

            a. With respect to which a proof of such claim or interest was:

            b. timely filed; (ii) deemed filed pursuant to the Bankruptcy Code

Section (a); or (iii) filed late with leave of Court; and

            c. which (i) is not a Disputed Claim; or (ii) which is allowed (and only to the extent allowed) by a Final Order.

         3. ALLOWED SECURED CLAIM: an allowed Claim secured by a lien, security interest, or other charge against property in which this estate has an interest, or which is subject to set off under Section 553 of the Bankruptcy Code, to the extent that the value, determined by Bankruptcy Code Section 506(a) as of the Effective Date, of the interest of the holder of such secured Claim in the estate's interest in such property, or to the extent of the amount subject to any set off, as the case may be. Allowance of post-petition interest on an Allowed Secured Claim is governed by Bankruptcy Code Section 506.

         4. ALLOWED UNSECURED CLAIM: an unsecured Claim against Debtor:

            a. with respect to which a proof of claim has been timely filed with the


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Bankruptcy Court by the bar date, or, with leave of the Bankruptcy Court and with objection by any party-in-interest, late-filed, and as to which the Claim is allowed by a Final Order, including any unsecured deficiency claim of City National Bank; or

            b. scheduled in the list of creditors, as may be amended, prepared, and filed with the Court pursuant to Bankruptcy Code Section 521(1) and Rule 1007(b) and not listed as disputed, contingent, or unliquidated as to amount, as to which no objection to the allowance thereof has been interposed, or as to which any such objection has been determined by a Final Order or judgment. This category includes all Claims deemed unsecured pursuant to Bankruptcy Code
Section 506(a).

         5. ALLOWED PRIORITY TAX CLAIM: means as specifically defined herein and generally defined as any Allowed Claim provided for by Section 507(a)(8) of the Bankruptcy Code for which a claim was filed prior to the Bar Date.

         6. APG: Automotive Performance Group, Inc.

         7. APG STOCK: 200,0000 shares of stock in APG to be issued under this Plan.

         8. BALLOT: the form distributed to holders of claims and interests on which is to be stated an acceptance or rejection of this Plan.

         9. BANKRUPTCY CASE: the Chapter 11 cases filed by Debtors on January 30, 1998.

         10. BANKRUPTCY CODE: Title 11 of the United States Code.

         11. BANKRUPTCY COURt: United States Bankruptcy Court for the Central District of California, the Honorable Robert W. Alberts, Bankruptcy Judge presiding over this Chapter 11 case and such successor court or duly authorized tribunal.

         12. BANKRUPTCY RULES: collectively refers to:

            a. the Federal Rules of Bankruptcy Procedure; and

            b. the Local Bankruptcy Rules for the United States Bankruptcy Court for the Central District of California, as now in effect or hereafter amended.

         13. BAR DATE: the last date for filing Claims which has been established by the Court as July 3, 1998.

         14. BOYDS: Boyds Wheels, Inc., a California corporation.

         15. BOYDS STOCK: the stock of Boyds prior to the Petition Date.

         16. BUSINESS DAY: the day in which banks are open to carry on their ordinary commercial banking business in Orange County, California.

         17. CLAIMS: right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, legal, equitable, secured, or unsecured; or right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right is an equitable remedy reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         18. CLASS: a category of holders of Claims or interests which are substantially similar to the other Claims or interests in such Class.

         19. CNB: City National Bank.

         20. CODE: the Bankruptcy Code found in Title 11 of the United States Code.

         21. COMMITTEE: the Official Committee of Unsecured Creditors for the Bankruptcy Estate of Boyds.

         22. COMMITTEE PLAN: the Committee's Plan of Reorganization as set forth herein in its entirety, and all addenda, exhibits, schedules, releases, and other attachments thereto as may be amended or supplemented from time to time.

         23. CONFIRMATION: the entry by the Clerk of the Bankruptcy Court of an order confirming this Plan.

         24. CONFIRMATION DATE: the date upon which an order of the Bankruptcy Court is entered on the Bankruptcy Court's docket confirming this Committee Plan pursuant to Bankruptcy Code Section 1129.

         25. CONFIRMATION ORDER: the order, as entered by the Bankruptcy Court confirming this Committee Plan under Bankruptcy Code Section 1129.

         26. CREDITORS: all Creditors of Debtor holding Claims for unsecured debts, by demands or Claims of any character whatsoever.

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         27. DALE STREET PROPERTY: real property located at 11121 and 11081 Dale
Street, Stanton, California.

         28. DEBTORS: means Boyds and HRBB collectively.

         29. DEBTORS IN POSSESSION: Debtors, when acting in the capacity of representative of the Estate in Debtors' Reorganization Cases.

         30. DISALLOWED CLAIM: a Claim against Debtor, which claim is disallowed pursuant to an order of the Bankruptcy Court as to which eleven (11) calendar days have passed following entry of such order and no stay pending an appeal of such order is obtained during such period.

         31. DISBURSING AGENT: Chuck Klaus of Credit Managers Association.

         32. DISPUTED CLAIM OR DISPUTED INTEREST: a claim against or equity security interest in Debtor,

            a. which has been included in the schedules as disputed, contingent, or unliquidated, or

            b. as to which an objection has been filed or is hereafter filed and which objection is not the subject of a Final Order or has not been withdrawn.

         33. EFFECTIVE DATE: the date sixty (60) business days following entry of the order of the Bankruptcy Court confirming this Committee Plan, or if the 60th day falls on a Saturday, Sunday or holiday, then the next business day.

         34. ESTATE: the estate created pursuant to Bankruptcy Code Section 541(a).

         35. FILE OR FILED: filed with the Bankruptcy Court in the Bankruptcy Case.

         36. FINAL ORDER: an order of the Bankruptcy Court as to which,

            a. an appeal as been resolved,

            b. the time for appeal has expired, or

            c. the requirements of subparagraphs a. and b. hereof have been waived.

         37. HRBB: Hot Rods by Boyd, a California corporation.

         38. NET OPERATING INCOME: means all of Debtor's operating income which shall consist of all revenues minus all operating expenses. The following shall be deducted in computing Net Operating Income (or loss): depreciation, interest expense, domestic or foreign income taxes,


                                       4
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payments pursuant to this Committee Plan to creditors holding Allowed Priority
Claims and Allowed Secured Claims.

         39. NEW STOCK: stock in Reorganized Debtor under this Committee Plan.

         40. NEW VALUE FUND: APG shall contribute up to $2,000,000 to Reorganized Debtor to meet the projections set forth in the Disclosure Statement. In addition to this amount, APG has agreed to provide a non-refundable cash deposit in the amount of five hundred thousand dollars ($500,000) to be paid into a segregated interest bearing account held in trust by Marshack Shulman & Hodges LLP (the "Deposit"). The Deposit will be returned to APG only in the event this Committee Plan, or a plan which provides terms that are substantially similar to this Committee Plan, is not confirmed on or before January 30, 1999, through no fault of APG. This amount is in addition to the funds to be paid by APG, if necessary, for payment of Allowed Secured and Administrative Claims. Finally, APG has agreed to provide $50,000 to the Committee to pursue and litigate potentially valuable claims against recipients of preferential and fraudulent transfers, other than claims against members of the Committee and El Dorado Bank and claims against Boyd Coddington in his capacity as an officer and director of Boyds and/or HRBB. However, APG shall be reimbursed for any funds advanced for legal fees and costs from the first recoveries of such actions.

         41. NON-ACCEPTING: means a Class of Creditors who has not accepted the treatment provided its Class under this Committee Plan.

         42. ORDER: an order entered in this case by the United States Bankruptcy Court.

         43. PDI: Performance Distribution, Incorporated.

         44. PERSON: any individual, corporation, and/or partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision.

         45. PETITION DATE: January 30, 1998.

         46. POST-CONFIRMATION COMMITTEE: The committee that as of the Effective Date shall have standing to employ professionals, object to claims and bring actions or litigation as may be necessary.

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         47. POST-PETITION EARNINGS: any funds received by Debtor since filing of the Chapter 11 petition.

         48. PRO-RATA DISTRIBUTION: whereby the total amount of funds is distributed to each holder of an unsecured Claim in the proportion which the value of that Claim bears to the sum total of all Claims.

         49. PROPERTY OF REORGANIZED DEBTORS: all assets, of whatever kind, of Reorganized Debtor.

         50. REORGANIZED DEBTORS: Reorganized estates of Debtors in accordance with this Committee Plan.

         51. RULES: See, definition of Bankruptcy Rules.

         52. SECURED CREDITORS: refers to all Creditors who hold a lien, security interest or other encumbrance which has been perfected as required by law with respect to property owned by Debtor.

         53. UNSECURED CLAIMS: the Allowed amount of those Claims against Debtor for which there are no assets of Debtor serving as security, but excluding the unsecured portion of the Claims of any unsecured claimant in the event any such unsecured claimant does not make an effective election under Bankruptcy Code
Section 1111(b), and not including any priority Claims.

B.       INTERPRETATIONS, COMPUTATION OF TIME AND GOVERNING LAW

         1. UNDEFINED TERMS: any term used in this Committee Plan that is not defined in this Committee Plan, either in Section I. A. (Definitions) or elsewhere, but that is used in the Bankruptcy Code or the Bankruptcy Rules has the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules.

         2. RULES OF INTERPRETATION: for purposes of this Committee Plan:

            a. whenever, from the context, it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural;

            b. any reference in this Committee Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

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
            c. any reference in this Committee Plan to an existing document or Exhibit Filed or to be Filed means such document or Exhibit, as it may have been or may be amended, modified for supplemented:

            d. unless otherwise specified in a particular reference, all references in this Committee Plan to Sections, Articles or Exhibits are references to Sections, Articles and Exhibits of or to this Committee Plan;

            e. the words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to this Committee Plan in its entirety rather than only to particular portion of this Committee Plan:

            f. captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Committee Plan;

            g. rules of construction set forth in Bankruptcy Code Section 102 shall apply.

         3. TIME PERIODS: in computing any period of time prescribed or allowed by this Committee Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

         4. SECTION NUMBERS: references in this Committee Plan and Disclosure Statement to a Code section are references to the United States Bankruptcy Code (Title 11 of the United States Code) except as otherwise indicated.

                                       II.

                                  INTRODUCTION

         Boyds and HRBB are debtors and debtors in possession in Chapter 11 bankruptcy cases. (Boyd and HRBB are collectively referred to herein as "Debtors"). On January 30, 1998, Debtors commenced their bankruptcy cases by filing a voluntary Chapter 11 petition under the United States Bankruptcy Code ("Code"), 11 U.S.C. Section 101 et seq. This document is the Chapter 11 Plan proposed by the Committee (the "Plan Proponent"). Sent to you in the same enveloped as this document is the Disclosure Statement which has been approved by the Court, and which is provided to help you understand this Committee Plan.

         This Committee Plan provides for substantive consolidation of Debtors. Upon such


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
consolidation, the intercompany claims among the entities are eliminated, and all of the assets of, and all of the claims against, each of the debtor entities are treated as assets of, or claims against, the consolidated entity. Under this Committee Plan, Boyds and HRBB will be substantively consolidated resulting in one (1) consolidated entity. Debtors' assets and claims will be pooled, Debtors' liabilities satisfied from a common fund and intercompany claims among Debtors eliminated. This is a reorganizing plan. This Committee Plan seeks to:

                  (1) provide payment in full of the allowed secured claim of El Dorado Bank through the proceeds of the sale of the Dale Street Property, which Boyds is currently marketing for sale. El Dorado Bank shall be paid on the earlier of the sale date of the Dale Street Property or thirty (30) months after the Effective Date. If El Dorado Bank has not been paid in full on the earlier of the sale date or thirty (30) months after the Effective Date, then El Dorado Bank shall have the right to exercise all of its rights and remedies under applicable law.

                  (2) provide payment in full of the secured claims of CNB through a contribution of capital from APG in the amount of $500,000, the receipt of Boyds' tax refund believed to be approximately $350,000, and payment of additional amounts as set forth herein.

                  (3) provide payment of all Allowed Administrative Claims from the proceeds of the sale of Debtors' unencumbered assets, and to the extent that funds generated from the sale of unencumbered assets are insufficient, APG will provide sufficient cash so that the maximum amount of $1,100,000 may be applied pro rata toward the payment of Allowed Administrative Claims as estimated on November 13, 1998, on the condition that all Allowed Administrative Claims held on account of court approved professional fees will be subordinated to Allowed Administrative Claims of non-professionals.

                  (4) provide holders of Allowed Unsecured Claims with 200,000 shares of APG Stock and 17% of the New Stock, on a pro-rata basis based on the amount of their Allowed Unsecured Claims. The New Stock of Reorganized Debtor will be issued pursuant to Section 1145. The Boyds Stock (defined as the stock of Boyds prior to the Petition Date) will remain in effect and will be diluted to 3% of the outstanding stock in Reorganized Debtor. APG intends to list the New Stock on a public exchange. APG is a publicly traded company, ticker symbol RACG. A full description of APG's business is provided in the reports provided in EXHIBIT "2" attached to the Disclosure Statement. Under this Committee Plan, Debtors and their remaining assets will be reorganized under the management and control of the APG (the "Reorganized Debtor") As of November 10, 1998, the APG Stock was trading at $2.84 per share. In order to adequately capitalize Reorganized Debtor, APG has agreed to pledge up to $2,000,000 to Reorganized Debtor to meet the projections set forth herein in addition to the funds to be paid by APG, if necessary, for payment of Allowed Secured and Allowed Administrative Claims subject to the limitations set forth above. APG has represented that it has sufficient cash resources to contribute $2,000,000 to the Reorganized Debtor and has represented that this funding is not contingent upon its incurrence of debt to raise such funds. Finally, APG shall provide $50,000 to the Committee to pursue and litigate potentially valuable claims against recipients of preferential and fraudulent transfers and Boyds' officers and directors (described in Section II.F.3. of the Disclosure Statement). Proceeds from such claims will be distributed to holders of allowed general unsecured claims on a pro-rata basis. The Effective Date of this Committee Plan is the date (60) days following entry of the order of the Bankruptcy Court confirming this Committee Plan, or if the 60th day falls on a Saturday, Sunday or holiday, then the next business day.

                                      III.

              CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

A.       GENERAL OVERVIEW

         As required by the Bankruptcy Code, this Committee Plan classifies claims and interests in various classes according to their right to priority of payments as provided in the Bankruptcy Code. This Committee Plan states whether each class of claim or interests is impaired or unimpaired. This Committee Plan provides the treatment each class will receive under this Committee Plan.

         On November 5, APG provided a deposit in the amount of $500,000 (the "Deposit") on the terms and conditions described herein. This sum shall be the sole deposit of funds by APG in connection with this Committee Plan. The Deposit will be returned to APG only if: (1) this Committee Plan is not confirmed by an order of the Bankruptcy Court filed on or before January 30, 1999, through no fault of APG; (2) this Committee Plan prior thereto is further altered, amended or modified to affect APG's rights and obligations without APG's consent, which consent it shall have no obligation whatsoever to give; or (3) prior thereto the support of Debtors, the Committee or CNB for this Committee Plan is withdrawn. APG may extend this deadline in writing, but it shall have no obligation whatsoever to do so. The Deposit will be held in a blocked interest bearing account maintained in trust by the Committee's counsel. The Deposit shall not be subject to any security interest, right of set-off or recoupment or other claim by any party, including CNB. If the conditions described in (1), (2) or (3) above occur, then the Committee shall cause the Deposit to be refunded to APG forthwith. Neither a request by APG nor an order of the Bankruptcy Court shall be required for the Committee to effect the refund.

         If this Committee Plan is confirmed by the deadline set forth in the immediately preceding paragraph, then not later than the Effective Date of this Committee Plan, APG shall:

            a. authorize on its behalf the release to the Disbursing agent of $500,000 of the Deposit provided for in the immediately preceding paragraph, to be paid to CNB as provided in Section III.C.1. herein;

            b. provide the 200,000 shares of APG stock to the Disbursing Agent for distribution to holders of Allowed Unsecured Claims on a pro-rata basis in accordance with Section III.C.3. herein;

            c. provide $50,000 cash to the Disbursing Agent for use by the Committee to litigate claims of the estate, including, but not limited to claims avoidance actions, in accordance with Section III.D.1.f. herein. This fund shall not be subject to any lien of any creditor and shall be held in trust. Furthermore, APG shall be entitled to a refund of any unused portion of the funds no later than three (3) years after the Effective Date of this Committee Plan;

            d. provide sufficient cash to the Disbursing Agent as is necessary, to the extent that funds generated from the sale of unencumbered assets is insufficient, so that a maximum amount of $1,100,000 may be applied pro rata toward the payment of Allowed Administrative Claims as estimated on November 13, 1998, on the condition that all Allowed Administrative Claims held on account of court approved professional fees will be subordinated to Allowed Administrative Claims of non-professionals. In addition, APG will provide such additional funds as may be necessary to pay reasonable professional fees and costs incurred by Debtors' estates after November 13, 1998, subject to court approval of such fees and costs;

            e. allocate seventeen percent (17%) of the stock in Reorganized Debtor to be transferred to holders of Allowed Unsecured Claims, including any allowed unsecured deficiency claim of CNB in accordance with Section III.C.3. herein.

B.       UNCLASSIFIED CLAIMS

         Certain types of claims are not placed into voting classes; instead they are unclassified. They are not considered impaired and they do not vote on this Committee Plan because they are automatically entitled to specific treatment provided for them in the Bankruptcy Code. As such, the Plan Proponent has not placed the following claims in a class. The treatment of these claims is provided below.

         1. ADMINISTRATIVE EXPENSES

         Administrative expenses are claims for costs or expenses of administrating Debtors' Chapter 11 cases which are allowed under Section 507(a)(1). The Bankruptcy Code requires that all administrative claims be paid on the Effective Date of this Committee Plan, unless a particular claimant agrees to a different treatment.

         The following chart lists all of Debtors' Section 507(a)(1) administrative claims approximately owed as of the date referenced below, subject to Court approval, and their treatment under this Committee Plan.

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
NAME                                      AMOUNT OWED             TREATMENT
----                                      -----------             ---------
Albert, Weiland & Golden LLP              $430,000.00             Paid pursuant to
(Debtors' General Bankruptcy                                      agreement with APG as set
Counsel)                                                          forth in Section III.A.d.

Squar, Milner & Reehl                     $105,000.00(1)          Paid pursuant to
(Debtors' Accountants)                                            agreement with APG as set
                                                                  forth in Section III.A.d.

McKenna & Cuneo (Debtors'                 $80,000.00              Paid pursuant to
Trademark Counsel)                                                agreement with APG as set
                                                                  forth in Section III.A.d.

Higham, McConnell & Dunning               $115,908.00             Paid pursuant to
(Debtors' Corporate Counsel)                                      agreement with APG as set
                                                                  forth in Section III.A.d.

Marshack Shulman & Hodges LLP             $220,000.00             Paid pursuant to
(the Committee's Counsel)                                         agreement with APG as set
                                                                  forth in Section III.A.d.

Harrow & Associates                       $70,000.00              Paid pursuant to
(the Committee's Financial                                        agreement with APG as set
Consultant)                                                       forth in Section III.A.d.

Clerk's Office Fee                        $250.00                 Paid in full on the
                                                                  Effective Date

Office of the U.S. Trustee Fees           $1,750.00               Paid in full on the
                                                                  Effective Date

Administrative Rent Claim of              $26,519.22              Paid in full on the
Carole Logsdon for the HRBB                                       Effective Date
Building

Administrative Trade Creditor             $290,276.02             Paid in full on the
Claims                                                            Effective Date

                           Total          $1,339,703.24



         2.       COURT APPROVAL OF FEES REQUIRED:

         The Court must approve all professional fees listed in this chart. For all fees except the Clerk's Office fee and the United States Trustee's fees, the professional in question must file and serve a fee application, provide appropriate notice of the hearing on such fee application and the Court must rule on the application. Only the amount of fees allowed by the Court will be required to be paid under this Committee Plan. All professionals have acknowledged that $37,500 from the total award to all professionals shall be withheld, pro-rata, from such award and then paid directly by the Disbursing Agent to CNB.

----------
         (1) Pursuant to an agreement between the Debtors and CNB, CNB has agreed to satisfy that portion of the fees incurred by Squar, Milner & Reehl related to preparing tax returns and recovering a tax refund.

         3.       PRIORITY TAX CLAIMS

         Priority tax claims are certain unsecured income, employment and other taxes described by Section 507(a)(8). The Bankruptcy Code requires that each holder of such a Section 507(a)(8) priority tax claim receive the present value of such claim in deferred cash payments, over a period not exceeding six (6) years from the date of assessment of such tax plus interest at the statutory rate.

         The following chart lists all of Debtors' Section 507(a)(8) priority tax claims and their treatment under this Committee Plan:(2)

DESCRIPTION                                   AMOUNT OWED                TREATMENT
-----------                                   -----------                ---------
Name: Internal Revenue                        $.00                       Pymt Interval: Once
Service                                                                  Est pymt amt/interval: To be
Type of Tax: federal taxes,                                              paid in full on the
proof of claim filed in                                                  Effective Date
Boyds bankruptcy case on                                                 Total payout amount: 100%
April 28, 1998, Claim No.                                                                       $.00
96

Date Tax Assessed: Treated
for Plan purposes as the
date the claim was filed.

Name: Internal Revenue                        $.00                       Pymt Interval: Once
Service                                                                  Est pymt amt/interval: To be
Type of Tax: federal taxes,                                              paid in full on the
proof of claim filed in                                                  Effective Date
HRBB bankruptcy case on                                                  Total payout amount: 100%
July 21, 1998, Claim No. 30                                                                     $.00
Date Tax Assessed: Treated
for Plan purposes as the
date the claims was filed.

Name: Internal Revenue                        $.00                       Pymt Interval: Once
Service                                                                  Est pymt amt/interval: To be
Type of Tax: federal taxes,                                              paid in full on the
proof of claim filed in                                                  Effective Date
HRBB bankruptcy case on                                                  Total payout amount: 100%
July 21, 1998, Claim No. 31                                                                     $.00
Date Tax Assessed: Treated
for Plan purposes as the
date the claim was filed.

Name: California Employment                   $.00                       Pymt Interval: Once
Development Department                                                   Est pymt amt/interval: To be
Type of Tax: payrolls                                                    paid in full on the
taxes, proof of claim filed                                              Effective Date
in HRBB bankruptcy case on                                               Total payout amount: 100%
July 17, 1998, Claim No. 29                                                                     $.00
Date Tax Assessed: Treated
for Plan purposes as the
date the claim was filed.

--------

         (2) Debtors' accountants, Squar, Milner & Reehl, believe that there is no priority income tax liability. There may be $15,000 of priority payroll tax liability which will be determined prior to confirmation. If such liability exists, it will be paid in full on the Effective Date.

C.       CLASSIFIED CLAIMS AND INTERESTS

         1.       CLASSES OF SECURED CLAIMS

         Secured claims are claims secured by liens on property of the estate. The following chart lists all classes containing Debtor's secured pre-petition claims and their treatment under this Plan:


CLASS NO.      DESCRIPTION                     INSIDERS     IMPAIRED      TREATMENT
---------      -----------                     --------     --------      ---------
                                               (Y/N)        (Y/N)
    1          Secured claim of CNB in the      N           Y             CNB shall receive a total of $537,500
               Boyds case                                                 in cash on the Effective Date.
                                                            Impaired;     $500,000 shall be paid by APG. $37,500
               Collateral description =                     claims in     shall be contributed, pro-rata, from
               UCC-1 Financing Statement and                this          the awards provided to professionals in
               Security Interest on all                     class are     these cases, but paid to CNB in a lump
               intellectual property,                       entitled to   sum by Disbursing Agent upon court
               equipment, accounts                          vote on the   approval of such professional's first
               receivable, cash received from               Committee     fee applications.  CNB shall release
               sale of collateral                           Plan          its security interest in all of
                                                                          Reorganized Debtor's assets including
               Collateral value =  $450,000                               the Ultra Violet Trademark and
                                                                          associated licensing agreements, and
               Priority of  security in the                               the public shell of Boyds, all of which
               amount of  =  First                                        will be retained by  Reorganized
               Principal owed =                                           Debtor. CNB's unsecured deficiency
               Approximately $3.5 million                                 claim shall be treated with other
               after payment of the proceeds                              general  Unsecured Claims in Class 4
               from the Auction Sale.  This                               below.  In addition, CNB shall receive
               will be reduced as CNB                                     the proceeds of an IRS tax refund
               continues to liquidate                                     estimated to be in the approximate
               receivables and receives cash                              amount of $350,000(1)
               as provided herein.
                                                                          Under prior stipulations between CNB,
                                                                          the Debtors and the Committee, the
               Pre-pet. arrearage amount = $8                             automatic stay has been modified so as
               million                                                    to allow CNB to proceed to collect all
                                                                          outstanding accounts receivables which
               Post-pet. arrearage amount =                               are subject to its security interest
               none                                                       and to receive the undisputed portion
                                                                          of proceeds (see, discussion below
                                                                          regarding claim of Apex Machine Works,
                                                                          Inc.) derived from the auction sale of
                                                                          Debtors' hard assets.

                                                                          Under this Committee Plan, releases by
                                                                          and between the Debtor, Committee and
                                                                          CNB shall be provided including releases
                                                                          from any and all 11 U.S.C. Section 506(c)
                                                                          claims that could be asserted by Debtor,
                                                                          HRBB and/or the Committee against CNB,
                                                                          as well as any and all 11 U.S.C. Section
                                                                          507(b) claims that could be asserted by CNB
                                                                          in Debtors' bankruptcy estates.

----------
(1) The tax refund is likely subject to CNB's security interest, however, rather than further litigating the issues regarding the tax refund, such refund will be provided in full to CNB.

CLASS NO.      DESCRIPTION                    INSIDERS      IMPAIRED         TREATMENT
---------      -----------                    --------      --------         ---------
                                               (Y/N)        (Y/N)
   2           Secured claim                     N             Y             El Dorado Bank shall be paid on
               of El Dorado Bank                                             the earlier of the sale date of
                                                                             the Dale Street Property or
               Collateral description =                     Impaired;        thirty (30) months after the
               First Trust Deed on real                     claims           Effective Date. If El Dorado Bank
               property located at                          in this          has not been paid in full on the
               11121 and 11081 Dale                         class are        earlier of the sale date or
               Street, Stanton CA                           entitled to      thirty (30) months after the
               (Boyds Distribution                          vote on this     Effective Date, then El Dorado
               Center)                                      Committee        Bank shall have the right to
                                                            Plan             exercise all of its rights and
                                                                             remedies under applicable law.

               Collateral value =                                            During the time that the
               $1,750,000.00                                                 Dale Street Property is
               Principal owed =                                              being marketed until the
               $1,280,000.00                                                 sale is closed, interest
                                                                             on this obligation shall
                                                                             continue to accrue at
                                                                             the non-default rate and
                                                                             shall paid upon
                                                                             consummation of the
                                                                             sale.


2a.            Secured Claim of                   N            Y             Apex Machine Works,
               Apex Machine Works, Inc.                                      Inc., claims to hold a
                                                            Impaired;        valid security interest
               Collateral description =                     claims in        in $31,259.34 of
               portion of the Auction                       this class       proceeds generated from
               Sale proceeds under                          are entitled     Debtors' Auction Sale
               California Civil                             to vote on       plus attorneys fees and
               Code Section 3051.                           this             costs based upon its
                                                            Committee        claim that it is
               Principal owed =                             Plan             entitled to a statutory
               $31,259.34 plus                                               lien on a portion of the
               attorneys fees and costs                                      auction proceeds under California
                                                                             Civil Code Section 3051. CNB
                                                                             claims that it is entitled to the
                                                                             auction proceeds by virtue of its
                                                                             alleged first priority UCC-1
                                                                             Financing Statement. The Committee
                                                                             and Debtors take no position on
                                                                             Apex' claim to these proceeds and
                                                                             believe that this dispute is
                                                                             between Apex and CNB. As a result,
                                                                             under this Committee Plan, $50,000
                                                                             of the auction proceeds may be
                                                                             interpled with the Bankruptcy
                                                                             Court pending final resolution of
                                                                             this issue. The estate's only
                                                                             obligation, if any, shall be to
                                                                             interplead these funds.

         2.       CLASSES OF PRIORITY UNSECURED CLAIMS

         Certain priority claims that are referred to in Sections 507(a)(3),
(4), (5), (6), and (7) are required to be placed in classes. These types of claims are entitled to priority treatment as follows: the Bankruptcy Code requires that each holder of such a claim receive cash on the Effective Date equal to the allowed amount of such claim. However, a class of unsecured priority claim holders may vote to accept deferred cash payments of a value, as of the Effective Date, equal to the allowed amount of such claims.

         The following chart lists all classes containing Debtors' 507(a)(3),
(a)(4), (a)(5), (a)(6) and

(a)(7) priority unsecured claims and their treatment under this Committee Plan:
Debtors are not aware of any Section 507(a)(3), (a)(4), (a)(5), (a)(6) nor
(a)(7) priority unsecured claims against their estates. The Committee believes there are no 507(a)(3), (a)(4), (a)(5), (a)(6) and (a)(7) priority unsecured claims.

CLASS NO.      DESCRIPTION                    IMPAIRED                    TREATMENT
---------      -----------                    --------                    ---------
                                              (Y/N)

       3        Priority unsecured             N                           Paid in full on or before
                claims pursuant to                                         the Effective Date
                priority wage                  Not Impaired;
                claimants of                   claims in this
                employees of Boyds             class are not
                and HRBB                       entitled to
                                               vote on this
                Total amt of                   Committee Plan,
                claims =  $0                   class is deemed
                (Approximately                 to have
                $121,000 was paid              accepted
                during the first               Committee Plan
                week of this case
                pursuant to an
                order of the Court
                authorizing pre-
                petition payroll
                to be disbursed.

         3.       CLASS OF GENERAL UNSECURED CLAIMS

         General Unsecured Claims are unsecured claims not entitled to priority under Section 507(a). The following chart identifies this Committee Plan's treatment of the class containing all of Debtors' general Unsecured Claims:

CLASS NO.   DESCRIPTION        IMPAIRED          TREATMENT
---------   -----------        --------          ---------
                               (Y/N)
     4      General            Y                 Holders of Allowed Unsecured Class 4 Claims,
            unsecured                            which includes the unsecured deficiency claim
            claims of          Impaired;         of CNB, together with holders of Allowed
            Boyds              claims in         Unsecured Claims classified in Class 5, shall
                               this              receive their pro-rata share of 17% of the
            Approx             class are         New Stock in Reorganized Debtor issued
            total amt          entitled          pursuant to Bankruptcy Code Section 1145.
            of claims          to vote           The New Stock will be traded in accordance
            =                  on this           with Bankruptcy Code Section 1145.  The Boyds
            $7 million         Committee         Stock will remain in effect and will be
                               Plan              diluted to 3% of the outstanding New Stock.
                                                 (See, Class 6 below).

                                                 Additionally, holders of
                                                 Allowed Unsecured Class 4
                                                 Claims together with holders of
                                                 Allowed Unsecured Class 5
                                                 Claims, shall receive their
                                                 pro-rata share of 200,000
                                                 shares of APG's Stock (RACG).
                                                 APG is a publicly traded, fully
                                                 reporting company. As of
                                                 November 10, 1998, the APG
                                                 Stock was trading at $2.84 per
                                                 share.

                                                 Proceeds from pursuit and
                                                 litigation of preference,
                                                 fraudulent transfer and other
                                                 claims, including, claims
                                                 against the officers and
                                                 directors of Boyds, shall be
                                                 collected by the Disbursing
                                                 Agent and distributed on a
                                                 pro-rata basis to holders of
                                                 Allowed Class 4 and Class 5
                                                 claims, on a quarterly basis
                                                 after reimbursement of all
                                                 legal fees and expenses
                                                 advanced by APG to prosecute
                                                 such actions and payment of
                                                 Allowed Administrative Claims
                                                 not paid in full on the
                                                 Effective Date.

                                                 CNB has asserted a security interest in any
                                                 proceeds derived from claims
                                                 against the officers and
                                                 directors of Boyds, including
                                                 insurance proceeds. The
                                                 Committee disputes this
                                                 asserted security interest.
                                                 This dispute will be resolved
                                                 either by stipulation or order
                                                 of the Bankruptcy Court. Such
                                                 resolution may not occur until
                                                 after the Effective Date of
                                                 this Committee Plan and may not
                                                 be favorable to unsecured
                                                 creditors. As such, Class 4 and
                                                 Class 5 claim holders should
                                                 not assume any additional
                                                 recovery will be received from
                                                 proceeds of claims against
                                                 officers and directors of Boyds
                                                 in deciding whether or not to
                                                 accept this Committee Plan.


CLASS        DESCRIPTION       IMPAIRED          TREATMENT
NO.                             (Y/N)
5           General            Y                 Holders of Allowed Unsecured Class 5 Claims
            unsecured                            together with holders of Allowed Unsecured
            claims of          Impaired;         Claims classified in Class 4, shall receive
            HRBB               claims in         their pro-rata share of 17% of the New Stock
                               this              in Reorganized Debtor issued pursuant to
            - Total            class are         Bankruptcy Code Section 1145.  The New Stock
            amt of             entitled          will be traded in accordance with Bankruptcy
            claims =           to vote           Code Section 1145.  The Boyds Stock will
            Approximately      on this           remain in effect and will be diluted to 3% of
            $100,000           Committee         the outstanding New Stock.  (See, Class 6
                               Plan              below)

                                                 Additionally, holders of
                                                 Allowed Unsecured Class 5
                                                 Claims together with holders of
                                                 Allowed Unsecured Class 4
                                                 Claims, shall receive their
                                                 pro-rata share of 200,000
                                                 shares of APG's Stock (RACG).
                                                 APG is a publicly traded, fully
                                                 reporting company. As of
                                                 November 10, 1998, the APG
                                                 Stock was trading at $2.84 per
                                                 share.

                                                 Proceeds from pursuit and
                                                 litigation of preference,
                                                 fraudulent transfer and other
                                                 claims, including claims
                                                 against the officers and
                                                 directors of Boyds, shall be
                                                 collected by the Disbursing
                                                 Agent and distributed on a
                                                 pro-rata basis to holders of
                                                 Allowed Class 4 and Class 5
                                                 claims, on a quarterly basis
                                                 after reimbursement of all
                                                 legal fees and expenses
                                                 advanced by APG to prosecute
                                                 such actions and payment of
                                                 Allowed Administrative Claims
                                                 not paid in full on the
                                                 Effective Date.

                                                 CNB has asserted a security interest in any
                                                 proceeds derived from claims
                                                 against the officers and
                                                 directors of Boyds, including
                                                 insurance proceeds. The
                                                 Committee disputes this
                                                 asserted security interest.
                                                 This dispute will be resolved
                                                 either by stipulation or order
                                                 of the Bankruptcy Court. Such
                                                 resolution may not occur until
                                                 after the Effective Date of
                                                 this Committee Plan and may not
                                                 be favorable to unsecured
                                                 creditors. As such, Class 4 and
                                                 Class 5 claim holders should
                                                 not assume any additional
                                                 recovery will be received from
                                                 proceeds of claims against
                                                 officers and directors of Boyds
                                                 in deciding whether or not to
                                                 accept this Committee Plan.

         ADDITIONAL INFORMATION REGARDING TREATMENT OF CLASSES 4 AND 5: Under this Committee Plan: (a) Class 4 and Class 5 General Unsecured Creditors receiving New Stock and shares of APG Stock (the "Plan Shares") shall not, without the prior written consent of APG (which consent, if any, shall be applicable pro rata for all holders of Plan Shares), during the period ending one (1) year after the date of the Effective Date (the "Lock-Up Period"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Plan Shares or any securities convertible into or exercisable or exchangeable for Plan Shares, or (2) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Plan Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Plan Shares or such other securities, in cash or otherwise, provided, however, that the legend shall permit the holders of the Plan Shares to dispose of them in accordance with subparagraph (b) below; notwithstanding the foregoing, Plan Shares may be released prior to the end of the Lock-Up Period to the extent underwriters or investment advisors of APG reasonably determine that market conditions are sufficiently favorable that such release of Plan Shares prior to the end of the Lock-Up Period will not have a significantly adverse effect on the market for or price of any class of Plan Shares; (b) the Plan shall contain a first right of refusal to participate and/or purchase additional equity in the form of common stock, preferred stock or convertible debentures in the event that new stock in the Reorganized Debtor or APG is issued for purposes of raising capital to allow the unsecured classes of creditors who receive Plan Shares to maintain their relative ownership position in the Reorganized Debtor and APG. In addition, during the first year following the Effective Date of this Plan, the Reorganized Debtor shall not issue more than seven percent (7%) of then outstanding stock to Insiders (as defined in the Bankruptcy Code and applicable securities law) as compensation, incentive, bonus or other benefit without the written consent of the majority of Plan Shares issued under Section III.C.3. of this Plan; (c) the Plan Shares are issued in accordance with Bankruptcy Code section 1145 and shall require no further legend or transfer restriction other than that provided for in subparagraph (a) above; and (d) CNB shall not be deemed an "underwriter" or an "affiliate" of the Reorganized Debtor or APG as defined in Bankruptcy Code Section 1145, the Securities Act of 1933 or similar statute.

         4.       CLASSES OF INTEREST HOLDERS

         Interest holders are the parties who hold an ownership interest (i.e., equity interest) in Debtor. If a debtor is a corporation, entities holding preferred or common stock in such debtor are the interest holders. If a debtor is a partnership, the interest holders include both general and limited partners. If a debtor is an individual, such debtor is the interest holder.

         Under this Committee Plan, Reorganized Debtor hopes and intends to take steps necessary to have its stock (BYDSQ) relisted on the NASDAQ exchange. Currently, the stock is trading on the Bulletin Board. A NASDAQ listing will be beneficial to the stockholders and capital structure of Reorganized Debtor. In order to achieve such a listing, however, various requirements must be met, including capital requirements, the amount of share issued to prior equity holders, etc.

         Since APG is making a substantial new value contribution, it reserves the right to reallocate as much as 80% of Reorganized Debtor's stock so long as it doesn't affect or dilute the 17% interest given to Classes 4 and 5 above.

         The following chart identifies this Committee Plan's treatment of the class of interest holders.

CLASS NO.       DESCRIPTION                 IMPAIRED                TREATMENT
---------       -----------                 --------                ---------
                                            (Y/N)
       6        Existing                    Y                       APG will make a new value
                Shareholders of                                     contribution, the New Value
                Boyds                       Impaired;               Fund, of up to $2,000,000 which
                                            claims in               is in addition to the $500,000
                                            this class              which will go to CNB as provided
                                            are entitled            above and the 200,000 shares of
                                            to vote on              APG stock provided to holders of
                                            this                    Allowed Class 4 and 5 claims.
                                            Committee               Existing equity will be diluted
                                            Plan                    to own at least 3% interest of
                                                                    Reorganized Debtor.  However,
                                                                    APG reserves the right to
                                                                    substantially increase this
                                                                    percentage if it so chooses.
                                                                    Reorganized Debtor contemplates
                                                                    a reverse stock split.

       7        Existing                    N                       Existing equity of HRBB will be
                Shareholders of                                     retained by  Reorganized Debtor
                HRBB                        Not Impaired;           pursuant to contribution of the
                                            claims in               New Value Fund.
                                            this class
                                            are not
                                            entitled to
                                            vote on this
                                            Plan, class
                                            is deemed to
                                            have accepted
                                            Plan

D.       MEANS OF EFFECTUATING THE COMMITTEE PLAN

         1. FUNDING FOR THE COMMITTEE PLAN

         This Plan will be funded by the following:

            a. The New Value Fund.

            b. Proceeds From the Auction Sale and New Value Capital Contribution. As discussed above, Debtors have estimated that an undetermined amount of unencumbered cash will be available for administrative claims from the Auction Sale. To the extent that funds generated from the sale of unencumbered assets is insufficient, APG will provide sufficient cash so that the maximum amount of $1,100,000 may be applied toward the payment of Allowed Administrative Claims as estimated on November 13, 1998 on the condition that all Allowed Administrative Claims held on account of court approved professional fees will be subordinated to Allowed Administrative Claims of non-professionals. In addition to the contribution of funds set forth above, APG has agreed to contribute such additional funds as may be necessary to pay reasonable professional fees and costs incurred by Debtors' estates after November 13, 1998, subject to court approval of such fees and costs. In addition, CNB shall receive $37,500 from the professional fees and costs awarded in these cases by such professionals making a pro-rata contribution of this amount. Finally, APG has agreed to allocate up to an additional $2,000,000 to capitalize Reorganized Debtor as well as up to $50,000 to fund the litigation described in Section II.F.3. of the Disclosure Statement.

            c. Sale of Dale Street Property. The Dale Street Property has been marketed for sale. A motion to sell the Dale Street Property was set for hearing on September 18, 1998. This motion was withdrawn without prejudice; however, after the proposed buyer expressed reservations regarding the proposed sale. As a result, Boyds will continue to market the Dale Street Property and is hopeful that it will be sold prior to confirmation of this Committee Plan. The secured claim of El Dorado Bank and all outstanding real property taxes will be paid through this sale. Reorganized Debtor shall retain the net proceeds from the sale of the Dale Street Property to pay the Allowed Administrative Claims subject to the provisions of subsection b. above. If such sale occurs after the Effective Date, the Reorganized Debtor shall retain the net proceeds from the sale of the Date Street Property to reimburse APG for its payment of Allowed Administrative Claims.

         El Dorado Bank shall be paid on the earlier of the sale date of the Dale Street Property or thirty (30) months after the Effective Date. If El Dorado Bank has not been paid in full on the earlier of the sale date or thirty
(30) months after the Effective Date, then El Dorado Bank shall have the right to exercise all of its rights and remedies under applicable law.

            d. Issuance of New Stock. Under this Committee Plan, holders of Allowed Unsecured Claims of Debtors, shall receive their pro-rata share of 17% of the New Stock in

Reorganized Debtor. The New Stock of Reorganized Debtor will be issued pursuant to Bankruptcy Code Section 1145(a)(1) which exempts "the offer or sale under a plan or security of the debtor, of an affiliate participating in a joint plan with the debtor, or a successor to the debtor under the plan". The Committee believes that APG qualifies both as an affiliate of Debtor as well as a successor to the debtor under this Committee Plan. The old stock of Boyds (the "Boyds Stock") will remain in effect and shall be diluted to 3% of the outstanding stock in Reorganized Debtor. Reorganized Debtor intends to list the New Stock on a public exchange.

         Under this Plan: (a) Class 4 and Class 5 General Unsecured Creditors receiving New Stock and shares of APG Stock (the "Plan Shares") shall not, without the prior written consent of APG (which consent, if any, shall be applicable pro rata for all holders of Plan Shares), during the period ending one (1) year after the date of the Effective Time (the "Lock-Up Period"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Plan Shares or any securities convertible into or exercisable or exchangeable for Plan Shares, or (2) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Plan Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Plan Shares or such other securities, in cash or otherwise, provided, however, that the legend shall permit the holders of the Plan Shares to dispose of them in accordance with subparagraph (b) below; notwithstanding the foregoing, Plan Shares may be released prior to the end of the Lock-Up Period to the extent underwriters or investment advisors of APG reasonably determine that market conditions are sufficiently favorable that such release of Plan Shares prior to the end of the Lock-Up Period will not have a significantly adverse effect on the market for or price of any class of Plan Shares; (b) the Plan shall contain a first right of refusal to participate and/or purchase additional equity in the form of common stock, preferred stock or convertible debentures in the event that new stock in the Reorganized Debtor or APG is issued for purposes of raising capital to allow the unsecured classes of creditors who receive Plan Shares to maintain their relative ownership position in the Reorganized Debtor and APG. In addition, during the first year following the Effective Date of the Plan, the Reorganized Debtor shall not issue more than seven percent (7%) of then outstanding stock to Insiders (as defined in the Bankruptcy Code and applicable securities law) as compensation, incentive, bonus or other benefit without the written consent of the majority of Plan Shares issued under Section III.C.3. of this Plan; (c) the Plan Shares are issued in accordance with Bankruptcy Code section 1145 and shall require no further legend or transfer restriction other than that provided for in subparagraph (a) above; and (d) CNB shall not be deemed an "underwriter" or an "affiliate" of the Reorganized Debtor or APG as defined in Bankruptcy Code
Section 1145, the Securities Act of 1933 or similar statute.

         Bankruptcy Code Section 1145 provides for certain exemptions from registration under federal, state and local law of common stock issued to creditors and shareholders pursuant to a Joint Plan of Reorganization. Therefore, common stock can be resold by the recipient without registration under the Securities Act of 1933 and other laws, unless the recipient is an "underwriter" or a significant holder of newly issued equity interests.

         Section 1145(b) defines four types of underwriters: (a) a person who purchases a claim against, interest in, or claim for an administrative expense in the case with a view to distributing any security received in exchange for that claim or interest; (b) a person who offers to sell securities offered or sold under a plan for the holders of those securities; (c) a person who offers to buy securities offered or sold under a plan from the holders of those securities if the offer is (i) made with a view to distribution of the securities, and (ii) made under an agreement made in connection with the plan, the consummation of the plan, or the offer or sale of securities under the plan; and (d) a person who is an issuer with respect to the securities, as defined in section 2(11) of the Securities Act of 1933.

         Section 2(11) of the Securities Act of 1933 defines "issuer" to include control persons. These are persons who directly or indirectly control or are controlled by the Debtor (as the issuer) or any person under direct or indirect common control with the Debtor (i.e., an affiliate). Whether a person is an affiliate, and therefore an "underwriter" for purposes of Section 1145(b) depends on the following factors: (a) the person's equity interest in the Debtor; (b) the distribution and concentration of other equity interests in the Debtor; (c) whether the person is an officer or director of the Debtor; (d) whether the person, either alone or acting in concert with others, has a contractual or other relationship giving that person power over management policies and decisions of the Debtor; and (e) whether the person actually has that power notwithstanding the absence of formal indicia of control. The Committee believes that APG qualifies as an affiliate of the Debtor.

         To the extent that a person deemed to be an "underwriter" receives securities, any resales by that person may not be exempted by Section 1145 from registration requirements contained in the Securities Act of 1933. As an "underwriter," APG will not qualify for the exemption from registration requirements contained in section 4(1) of the Securities Act of 1933. However, Rules 144 and 144A of the Securities Act of 1933 provide a safe harbor for the offer and sale of an issuer's stock by statutory underwriters.

         Rule 144 defines persons deemed not to be engaged in a distribution. Compliance with Rule 144 provides a seller with assurance that it will not be deemed to have engaged in a distribution, and therefore will not be treated as an underwriter for purposes of section 4(1). Rule 144 permits public sales of securities received pursuant to a plan by statutory underwriters subject to certain volume limitations, manner of sale, notice requirements, and availability of public information about the issuer. The Committee believes that, pursuant to Code Section 1145 and Rule 144, the New Stock will qualify as an unrestricted security.

         The Committee also believes that the stock received by APG will qualify under section 4(2) of the Securities Act of 1933 regarding transactions by an issuer not involving any public offering.

         All stock issued to CNB and holders of other Allowed Unsecured Claims shall be without legend or other transfer restrictions, except as noted herein. CNB shall not be deemed an "underwriter" or an "affiliate" of Reorganized Debtor or APG as those terms are defined in Bankruptcy Code Section 1145, the Securities Act of 1933 or similar statute.

         Because of the complex, subjective nature of the question of whether a particular holder may be an underwriter, the Committee makes no representation concerning the ability of any person to dispose of the New Stock. The Committee recommends that recipients of the New Stock under the plan consult with their own counsel concerning the limitations on their ability to dispose of the New Stock under federal and state securities law.

            e. APG Stock. Under this Committee Plan, holders of Allowed Unsecured Claims shall also receive their pro-rata share of 200,000 shares of the APG Stock. The Committee believes that the APG Stock is exempt pursuant to
Section 1145(a)(1). APG is a publicly traded company. As of November 10, 1998, the APG Stock was trading at $2.84 per share. (Included in EXHIBIT "2" attached to the Disclosure Statement is a copy of a report showing the recent trading activity of APG Stock.)

            f. Recovery From Preferential, Fraudulent Transfer, and Other Claims. APG has agreed to provide up to $50,000 to the Committee to pursue and litigate potentially valuable claims against recipients of preferential and fraudulent transfers and Boyds' officers and directors. Proceeds derived from such preferential, fraudulent and other claims (the "Litigation Claims"), after reimbursement to APG for the funds advanced pay legal fees and costs, will be distributed to holders of Allowed Unsecured claims on a pro-rata basis.

         Marshack Shulman & Hodges LLP shall represent the Post-Confirmation Committee in prosecuting: (a) claims against Boyd Coddington in his capacity as an officer and director of Boyds and/or HRBB; (b) objections to claims; and (c) any claims for avoidance and recovery of preferential transfers under Section 547 or fraudulent transfer actions under Code Section 548, other than claims against members of the Committee and El Dorado Bank. APG shall advance up to $50,000 for payment of legal fees and costs incurred by Marshack Shulman & Hodges LLP in prosecuting these actions. Marshack Shulman & Hodges LLP will be retained to pursue such claims objections on an hourly fee basis, plus costs and shall pursue any litigation on blended hourly contingency fee basis, plus costs, with hourly rates capped at $100.00 per hour and contingency fee capped at twenty percent (20%) of any recovery. APG shall be reimbursed for such advanced legal fees from the first moneys recovered from such litigation.

         Any claims for avoidance and recovery of preferential transfers under
Section 547 or fraudulent transfer actions under Code Section 548 against members of the Committee and El Dorado Bank shall be prosecuted by Albert, Weiland & Golden. Albert Weiland & Golden shall be compensated on a contingency basis equal to thirty-five percent (35%) of any recovery received as a result of this litigation, plus costs.

         Claims, if any, against officers and directors other than Boyd Coddington shall be prosecuted by counsel to be named by the Disbursing Agent. Such counsel shall be compensated on a contingency basis equal to thirty-five percent (35%) of any recovery received as a result of this litigation, plus costs.

         CNB asserts that it has a perfected security interest in any proceeds from claims against the directors and officers, including proceeds of insurance available to cover claims against directors and officers. The Committee disputes CNB's assertion of such security interest. All parties shall reserve any and all rights they have with respect to these issues to be determined by agreement or by order of the Bankruptcy Court at a later date. However, any lien CNB may have on such proceeds shall not apply to the first $50,000 of recovery that must be paid to APG.

         g. Tax Loss Carry Forwards. APG projects that Reorganized Debtor may be able to use substantial tax loss carry forwards which resulted from Debtors' operating losses incurred prior to the Petition Date. The ability to use these net loss carry forwards could have a significant and positive effect on Reorganized Debtor's operations as it could significantly reduce its income tax liability as Reorganized Debtor projects to make significant net income. The Committee notes that there is a risk that the Reorganized Debtor may not be able to use the loss carry forwards due to the change in control contemplated by the Plan. The projections attached hereto as EXHIBIT "2" do not depend on or presume the ability of the Reorganized Debtor to use any tax loss carry forwards or account for any benefit derived from them.

         2. POST-CONFIRMATION MANAGEMENT

         Reorganized Debtor will remain in possession of its property and the management of its financial affairs after the confirmation of the Plan under the following management:

Name                     Title              Annual Compensation
----                     -----              -------------------
To be named              President          $125,000 - 175,000, plus
                                            expenses
Michael Hendricks        Controller         Salary and expenses to be
                                            paid by APG

         APG will place the foregoing President and Controller and the remaining general and administrative management and all compensation and benefits, other than those paid to or for the benefit of the President, shall be the sole obligation of APG. Reorganized Debtor will benefit from the business professionals, existing facilities and management structure and resources of APG.

         3. DISBURSING AGENT

         On or before the hearing on confirmation of this Committee Plan, the Committee shall designate Chuck Klaus of Credit Managers Association of California as Disbursing Agent (the "Disbursing Agent") for the purpose of making all distributions provided for under this Committee Plan. The Disbursing Agent shall serve with bond and shall receive compensation at the rate of five percent (5%) of cash distributions to Class 4 and Class 5 claim holders only from recoveries on account of the Litigation Claims, plus costs for distribution services rendered and expenses incurred pursuant to this Committee Plan, except that the Disbursing Agent shall not receive percentage compensation and shall only be reimbursed for out of pocket costs related to disbursements for professional fees. The Disbursing Agent shall be responsible for preparing and filing the Post-Confirmation Status Reports to the Office of the United States Trustee. The Disbursing Agent shall also be responsible for paying all post-confirmation quarterly fees of the Office of the United States Trustee until the bankruptcy case is dismissed or a final decree has been entered, whichever occurs first. Funds for payment of post-confirmation quarterly fees and costs incurred by the Disbursing Agent shall be provided by the Reorganized Debtor.

         The Disbursing Agent shall be responsible for the transfer of the stock as to Class 4 and 5 creditors as well as disbursement to Class 4 and Class 5 creditors of net proceeds resulting from claims prosecuted by Marshack Shulman & Hodges LLP and Albert Weiland & Golden. APG shall be responsible for payments to Marshack Shulman & Hodges LLP in prosecution of the litigation set forth in
Section III.D.1.f. herein.

         The Disbursing Agent shall also be responsible for oversight of the Litigation Claims, and shall have the authority, with the prior approval of the Post-Confirmation Committee, to settle the Litigation Claims.

                                       IV.

                        TREATMENT OF MISCELLANEOUS ITEMS

A.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         1. ASSUMPTIONS

         The following are the unexpired leases and executory contracts to be assumed as obligations of Reorganized Debtor under this Committee Plan. (See, EXHIBIT "1" for more detailed information on unexpired leases to be assumed and EXHIBIT "2" for more detailed information on executory contracts to be assumed):

UNEXPIRED LEASE DESCRIPTION                           IDENTIFICATION OF LESSOR
---------------------------                           ------------------------
None

EXECUTORY CONTRACT DESCRIPTION                        IDENTIFICATION OF OTHER PARTY
------------------------------                        -----------------------------
                                                      TO THE CONTRACT
                                                      ---------------
PDI Licensing Agreement related to the                PDI
Ultra Violet Trademark.  This contract
relates to a distribution agreement with
PDI for distribution of various car care
products bearing the Boyds name.   This
contract produces significant revenue to
Boyds.  APG does not believe that there are
any monetary defaults and intends to cure
any technical defaults on or before the
Effective Date.

Sponsorship Agreement for exclusive right             Franklin Mint
to produce and sell via direct response
marketing, die-cast replica cars.  Non-
exclusive right to use the name, photograph
and symbol of the sponsor and the likeness
of Boyd Coddington.  APG does not believe
that there are any monetary defaults and
intends to cure any technical defaults on
or before the Effective Date.

License Agreement for exclusive right to              Testor Corporation
use the names "Hot Rods by Boyd",
"ChaZoom", "Mr. Gasket", and "Aluma Coupe"
in connection with the manufacture, sales
and distribution of all scale model kits
throughout the world.  APG does not believe
that there are any monetary defaults and
intends to cure any technical defaults on
or before the Effective Date.


         On the Effective Date, each of the unexpired leases and executory contracts listed above shall be assumed as obligations of Reorganized Debtor. The Order of the Court confirming this Committee Plan shall constitute an Order approving the assumption of each lease and contract listed above. If you are a party to a lease or contract to be assumed and you object to the assumption of your lease or contract, you must file and serve your objection to this Committee Plan within the deadline for objecting to the confirmation of this Committee Plan. (See, Section I.B.3. of the Disclosure Statement for the specific date.)

         2. REJECTIONS

            On the Effective Date, the following executory contracts and unexpired leases will be rejected: On the Effective Date, all executory contracts and unexpired leases existing as of the Petition Date not mentioned above are rejected. This includes but is not limited to the consulting and separation agreement between Boyd Coddington and Debtors.

         THE BAR DATE FOR FILING A PROOF OF CLAIM BASED ON A CLAIM ARISING FROM THE REJECTION OF LEASE OR CONTRACT IS THIRTY (30) DAYS FROM THE CONFIRMATION DATE OF THE COMMITTEE PLAN. Any claim based on the rejection of a contract or lease will be barred if the proof of claim is not timely filed, unless the Court later orders otherwise.

B.       CHANGES IN RATES SUBJECT TO REGULATORY COMMISSION APPROVAL

         Debtors are not subject to governmental regulatory commission approval of its rates. Debtors are not regulated by a governmental commission.

C.       RETENTION OF JURISDICTION

         The Court will retain jurisdiction to the extent provided by law.

                                       V.

                  EFFECT OF CONFIRMATION OF THE COMMITTEE PLAN

A.       SUBSTANTIVE CONSOLIDATION

         On the Effective Date, the Debtors will be substantially consolidated. Upon such consolidation, the intercompany claims among the entities are eliminated, and all of the assets of, and all of the claims against, each of the debtor entities are treated as assets of, or claims against, the consolidated entity. Under this Committee Plan, Boyds and HRBB will be substantively consolidated resulting in one (1) consolidated entity. Debtors' assets and claims will be pooled, Debtors' liabilities satisfied from a common fund and intercompany claims among Debtors eliminated.

B.       DISCHARGE

         This Committee Plan provides that upon confirmation, Reorganized Debtors shall be discharged of liability for payment of debts incurred before confirmation of this Committee Plan to the extent specified in Section 1141 of the Bankruptcy Code. However, any liability imposed by this Committee Plan will not be discharged.

C.       REVESTING OF PROPERTY IN REORGANIZED DEBTOR

         Except as provided in Section V.E. and except as provided elsewhere in this Plan, the confirmation of this Committee Plan revests all of the property of the bankruptcy estate in Reorganized Debtor.

D.       MODIFICATION OF THE PLAN

         The Plan Proponent may modify this Committee Plan at any time before confirmation. However, the Court may require a new disclosure statement and/or re-voting on this Committee Plan if the Plan Proponent modifies this Committee Plan before confirmation.

         The Plan Proponent may also seek to modify this Committee Plan at any time after confirmation so long as: (1) this Committee Plan has not been substantially consummated; and (2) the Bankruptcy Court authorizes the proposed modifications after notice and a hearing.

E.       POST-CONFIRMATION STATUS REPORT

         Within one hundred twenty (120) days of the entry of the Confirmation Order, Reorganized Debtor shall file a status report with the Court explaining what progress has been made toward consummation of the confirmed Committee Plan. The status report shall be served on the Office of the United States Trustee, the twenty (20) largest unsecured creditors, and those parties who have requested special notice. Further status reports shall be filed every one hundred twenty (120) days and served on the same entities.

F.       POST-CONFIRMATION CONVERSION/DISMISSAL

         A creditor or party in interest may bring a motion to convert or dismiss the case under Section 1112(b), after this Committee Plan is confirmed, if there is a default in performing this Committee Plan. If the Court Orders the case converted to Chapter 7 after this Committee Plan is confirmed, then all property that had been property of the Chapter 11 estate, and that has not been disbursed pursuant to this Committee Plan, will revest in the Chapter 7 estate. The automatic stay will be reimposed upon the revested property, but only to the extent that relief from stay was not previously granted by the Court during this case.

G.       CLAIMS OBJECTIONS

         The amount of pro rata distributions to holders of Allowed Claims shall be computed as though Disputed Claims were allowed Claims. Reorganized Debtor will deposit amounts that would be distributed to a holder of a Disputed Claim in pro rata distribution as if such Claim were an Allowed Claim in a segregated reserve account maintained by the Disbursing Agent until such Claim is no longer a Disputed Claim. Upon the disallowance of a Disputed Claim by a Final Order, any amounts not distributed previously to holders of Allowed Claims on account of such Claim being a Disputed Claim, shall be distributed pro rata among holders of such Allowed Claims at the time of the next pro rata distribution to such holders under this Committee Plan.

         As of the Effective Date, only the Post-Confirmation Committee shall have the right and standing to object to and contest the allowance of any Claim by means of filing objections to Claims with the Court and serving such objections upon the holder of the contested Claim, whether or not such Claim is listed in Debtors' bankruptcy schedules as disputed, contingent or unliquidated. As of the Effective Date only the Post-Confirmation Committee shall have the right and standing to compromise and settle objections to Disputed Claims. The Bankruptcy Court order confirming this Committee Plan shall set the first business day one hundred twenty (120) days from the Effective Date as the final date for Reorganized Debtor to file objections to any Claims.

H.       POST-CONFIRMATION COMMITTEE

         The Post-Confirmation Committee shall continue in existence after the confirmation of this Committee Plan until all the disbursements required to be made by this Committee Plan have been made. The Post-Confirmation Committee shall have standing to employ professionals, object to Claims and bring such actions or litigation as may be necessary to pursue all avoidance actions and claims against third parties as set forth in this Committee Plan.

I.       FINAL DECREE

         Once the estate has been fully administered as referred to in Federal Rule of Bankruptcy Procedure 3022, the Plan Proponent, or such other party as the Court shall designate in the Committee Plan Confirmation Order, shall file a motion with the Court to obtain a final decree to close the case.

                                              OFFICIAL COMMITTEE OF
                                              UNSECURED CREDITORS

                                              BY: GOLD COAST REFRACTOR
                                              CO-CHAIRPERSON FOR THE COMMITTEE

Dated: November __, 1998                      By:      ________________________
                                                       Robert Black

                                              BOYDS WHEELS, INC.,
                                              A CALIFORNIA CORPORATION

                                              HOT RODS BY BOYD,
                                              A CALIFORNIA CORPORATION

Dated: November __, 1998                      By:      ________________________
                                                       Jack Karkoski
                                                       President

Presented by:

MARSHACK SHULMAN & HODGES LLP

By:      ___________________________________
         James C. Bastian, Jr.
         Attorneys for the Official Committee
         of Unsecured Creditors of Boyds
         Wheels, Inc.

ALBERT WEILAND & GOLDEN LLP

By:      ____________________________________
         Evan D. Smiley
         Attorneys for the Debtors and
         Debtors in Possession

                                   EXHIBIT "1"

                         UNEXPIRED LEASES TO BE ASSUMED

LEASES                         ARREARAGES/DAMAGES              METHODS OF CURE
------                         ------------------              ---------------
NONE

                                   EXHIBIT "2"

                        EXECUTORY CONTRACTS TO BE ASSUMED

CONTRACT                                 DEFAULTS/DAMAGES             METHODS OF CURE
--------                                 ----------------             ---------------
Contract Description:                    Default Amount:              Method of curing
PDI") Licensing                          $.00                         default and loss: APG
Agreement related to the                                              does not believe that
Ultra Violet Trademark.                  Actual Pecuniary Loss:       there are any monetary
This contract relates to                 $.00                         defaults and intends
PDI distribution                                                      to cure any technical
agreement of various car                                              defaults on or before
care products bearing                                                 the Effective Date.
the Boyds name.   This
contract produces                                                     Means of assuring
significant revenue to                                                performance: Post-
Boyds.                                                                Petition Earnings

Contracting Parties:

PDI and Boyds

Contract Description:                    Default Amount:              Method of curing
Sponsorship Agreement                    $.00                         default and loss: APG
for exclusive right to                                                does not believe that
produce and sell via                     Actual Pecuniary Loss:       there are any monetary
direct response                          $.00                         defaults and intends
marketing, die-cast                                                   to cure any technical
replica cars.  Non-                                                   defaults on or before
exclusive right to use                                                the Effective Date.
the name, photograph and
symbol of the sponsor                                                 Means of assuring
and the likeness of Boyd                                              performance: Post-
Coddington.  APG does                                                 Petition Earnings
not believe that there
are any monetary
defaults and intends to
cure any technical
defaults on or before
the Effective Date.

Contracting Parties:
Franklin Mint and Boyds

Contract Description:                    Default Amount:              Method of curing
License Agreement for                    $.00                         default and loss: APG
exclusive right to use                                                does not believe that
the names "Hot Rods by                   Actual Pecuniary Loss:       there are any monetary
Boyd", "ChaZoom", "Mr.                   $.00                         defaults and intends
Gasket", and "Aluma                                                   to cure any technical
Coupe" in connection                                                  defaults on or before
with the manufacture,                                                 the Effective Date.
sales and distribution
of all scale model kits                                               Means of assuring
throughout the world.                                                 performance: Post-
APG does not believe                                                  Petition Earnings
that there are any
monetary defaults and
intends to cure any
technical defaults on or
before the Effective
Date.

Contracting Parties:
Testor Corporation and
Boyds

                                PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE

I am employed in the City of Irvine, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 8001 Irvine Center Drive, Suite 900, Irvine, California 92618-2921.

On NOVEMBER __, 1998, I served the documents named below on the parties in this Action as follows:

DOCUMENT(S)                    COMMITTEE'S FIRST AMENDED CHAPTER 11 PLAN OF
SERVED:                        REORGANIZATION AS MODIFIED PURSUANT TO HEARINGS
                               ON NOVEMBER 12-13, 1998, WITH DEBTORS IN
                               POSSESSION AS CO-PROPONENTS

SERVED UPON:                   SEE THE ATTACHED SERVICE LIST

[X] (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Irvine, California. I am readily familiar with the practice of Marshack Shulman & Hodges LLP collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection.

[ ] (BY FACSIMILE) The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error. Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list.

[ ] (BY FEDERAL EXPRESS) I am readily familiar with the practice of Marshack Shulman & Hodges LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by Federal Express for overnight delivery.

[ ] (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by O.C. Corporate Courier to receive documents to be delivered on the same date. A proof of service signed by the authorized courier will be filed forthwith.

[ ] (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

[X] (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.

Executed on NOVEMBER __, 1998, at Irvine, California.

                                                     __________________________
                                                     Erlanna L. Lohayza

                                  SERVICE LIST

INTERESTED PARTY
United States Trustee
600 West Santa Ana Boulevard
Suite 501
Santa Ana, California 92701

INTERESTED PARTY
Sarah D. Moyed, Bankruptcy Counsel
US Securities and Exchange Commission
Pacific Regional Office
5670 Wilshire Boulevard 11th Floor
Los Angeles, CA 90035-3848

INTERESTED PARTY
Securities & Exchange Commission
450 5th Street, N.W.
Washington D.C. 20549

ATTORNEYS FOR DEBTOR
Evan D. Smiley, Esq.
Albert, Weiland & Golden, LLP
650 Town Center Dr., Ste. 1350
Costa Mesa, CA 92626

DEBTOR
Boyds Wheels, Inc.
8380 Cerritos Avenue
Stanton, CA 90680

CO-CHAIRPERSON
Goldcoast Refractory Service
Robert Black, President
9630 Santa Fe Springs Rd.
Santa Fe Springs, CA 90670

CO-CHAIRPERSON
Maurice Taylor, President
Cheri Holley, General Counsel
2701 Spruce St.
Quincy, IL 62301

COMMITTEE MEMBER
Production Mold, Inc.
% Anderson Pattern, Inc.
Jim Brickley, Chief Financial Officer
500 W. Sherman Blvd.
P.O. Box 1088
Muskegon, MI 49443-1088

COMMITTEE MEMBER
Metal Exchange Corporation
Daryl Coleman
111 W. Port Plaza, Ste. 704
St. Louis, MO 63195

COMMITTEE MEMBER
Spence Electroplating
Fred Harris, President
1001 Chetnut St.
Burbank, CA 9506

COMMITTEE MEMBER
Speciality Blanks, Inc.
Rudolph Stakeman, President
Post Office Box 3480
Terre Haute, IN 47803-0480

COMMITTEE MEMBER
Richard Caruso
Chief Operations Officer
1233 Main St., Ste. 4000
Wheeling, WV 26003

COMMITTEE MEMBER
Metal Center, Inc.
Peggy Braunz
12034 Greenstone Ave.
Santa Fe Springs, CA 90670

REQUEST FOR SPECIAL NOTICE
A&P Leasing Company
c/o Stephen C. Duringer
Todd A. Brisco
Law Offices of Stephen C. Duringer
& Assoc.
18002 Cowan - First Floor
Irvine, CA 92614

REQUEST FOR SPECIAL NOTICE
City National Bank c/o
Pillsbury Madison & Sutro LLP
Attn: Craig A. Barbarosh, Esq.
650 Town Center Drive, 7th Floor
Costa Mesa, CA 92626

REQUEST FOR SPECIAL NOTICE
Custom Pipe & Coupling Co.
c/o Debra Grassgreen, Esq.
Pachulski, Stang, Ziehl & Young P.C.
10100 Santa Monica Blvd., Suite 1100
Los Angeles, CA 90067

Remove per letter dated 11/11/98



REQUEST FOR SPECIAL NOTICE
Automation Specialties, Inc
c/o Robin J. Hoff, Esq.
Law Offices of Robin J. Hoff
14211 S. Yorba Street, Suite 100
Tustin, CA 92780

REQUEST FOR SPECIAL NOTICE
Christopher Beard, Esq.
Beard & Beard
4601 North Park Avenue
Chevy Chase, MD 20815

REQUEST FOR SPECIAL NOTICE
Peter A. Chapman
24 Perdicaris Place
Trenton, NJ 08618

REQUEST FOR SPECIAL NOTICE
Jeffrey D. Rubin, Esq.
Barnett & Rubin
2 Park Plaza, Suite 980
Irvine, CA 92614

REQUEST FOR SPECIAL NOTICE
Timothy McCandless
Law Offices of Timothy McCandless
1800 E. Garry Street, Suite 213
Santa Ana, CA 92705

REQUEST FOR SPECIAL NOTICE
Alan H. Ickowitz
Donna M. Balbin
Nossaman, Guthner, Knox & Elliot, LLP
445 South Figueroa Street, 31st Floor
Los Angeles, CA 90071

REQUEST FOR SPECIAL NOTICE
Cynthia B. Schaldenbard
Carla Lynn Crochet
Freeburg, Judy & Nettels
440 West First Street, Suite 102
Tustin, CA 92780-3047

REQUEST FOR SPECIAL NOTICE
David J. Naftzinger
Theresa J. Pulley Radwan
Thompson Hine & Flory LLP
3900 Key Tower
127 Public Square
Cleveland, OH 44114-1216

REQUEST FOR SPECIAL NOTICE
Law Offices of Louis J. Khoury
1801 Century Park East, Suite 2400
Los Angeles, CA 90067

REQUEST FOR SPECIAL NOTICE
Adam Reich
Hackman Capital
11111 Santa Monica Blvd., Suite 1100
Los Angeles, CA 90025

REQUEST FOR SPECIAL NOTICE
Apex Machine Works, Inc.
c/o Joseph H. Lowther
12301 Wilshire Boulevard, Suite 600
Los Angeles, CA 90025

REQUEST FOR SPECIAL NOTICE
Sullivans, Inc.
c/o James O. Johnston
Stutman, Treister & Glatt
3699 Wilshire Blvd., Suite 900
Los Angeles, CA 90010

REQUEST FOR SPECIAL NOTICE
Debt Acquisition Company of America
Attn: Nathan E. Jones
2120 West Washington Street
San Diego, CA 92110

REQUEST FOR SPECIAL NOTICE
American Express Travel
c/o Becket & Lee, LLP
P.O. Box 3001, Dept. AC
Malvern, PA 19355-0701

REQUEST FOR SPECIAL NOTICE
Mikel Keifer
New England Investment Companies
66 Chiswick Road, #22
Brookline, MA 02146

REQUEST FOR SPECIAL NOTICE
Michael W. Binning
Fields, Israel & Binning, LLP
115 Pine Ave., Suite 300
Long Beach, CA 90802-4446

REQUEST FOR SPECIAL NOTICE
Eldorado Bank
c/o Lawrence H. Miller
Cooksey, Howard, Martin & Toolen
535 Anton Boulevard, 10th Floor
Costa Mesa, CA 92626

REQUEST FOR SPECIAL NOTICE
Carole Logsdon
c/o Susan R. Medwied, Esq.
23046 Avenida de la Carlota, Suite 600
Laguna Hills, CA 92653

REQUEST FOR SPECIAL NOTICE
Gerald R. Kilroy, Esq.
Office of the General Counsel
400 N. Roxbury Drive, 5th Floor
Beverly Hills, CA  90210-5021

REQUEST FOR SPECIAL NOTICE
El Dorado Bank
Tustin Office
17752 E. 17th Street
Tustin, CA  92680

El Dorado Bank
Note Department
Post Office Box 12299
Orange, CA  92859-8299

REQUEST FOR SPECIAL NOTICE
Stephen C. Duringer, Esq.
Todd A. Brisco, Esq.
Law Offices of
Stephen C. Duringer & Assoc.
18002 Cowan, 1st Floor
Irvine, CA  92614

REQUEST FOR SPECIAL NOTICE
City National Bank
Special Assets Dept.
Attn:  Rick Sawyer
606 S. Olive Street, Suite 2000
Los Angeles, CA  90014

REQUEST FOR SPECIAL NOTICE
Karen Rinehart, Esq.
McKenna & Cuneo, LLP
444 South Flower Street, 8th Floor
Los Angeles, CA  90071-2901

REQUEST FOR SPECIAL NOTICE
Apex Machine Works, Inc.
c/o Barry R. Gore, Esq.
Clarkson, Gore & Marsella
3424 Carson Street, Suite 350
Torrance, CA 90503

ATTORNEYS FOR APG
Adam Lewis
Morrison & Foerster
425 Market St
San Francisco, CA 94105-2482

ATTORNEYS FOR
PERFORMANCE DISTRIBUTIONS, INC.
Janice M. Murray
Murray & Murray
3030 Hansen Way Suite 200
Palo Alto, CA 94304-1009

ATTORNEYS FOR ARROW SECURITY DESIGN
Scott B. Cohen
Sacks Tierney P.A.
2929 North Central Avenue
Fourteenth Floor
Phoenix, AZ 85012-2742

Richard A. Marshack - Bar No. 107291
James C. Bastian, Jr. - Bar No. 175415
Mark E. Bradshaw - Bar. No. 192540
MARSHACK SHULMAN & HODGES LLP                                    ENTERED 1/28/99
8001 Irvine Center Drive, Suite 900
Irvine, California 92618-2921
Telephone:        (949) 864-0400
Facsimile:        (949) 864-0444

Attorneys for the Official Committee of Unsecured Creditors for the bankruptcy estate of Boyds Wheels, Inc.

Jeffrey I. Golden - Bar No. 133040
Evan D. Smiley - Bar No. 161812
ALBERT, WEILAND & GOLDEN, LLP
650 Town Center Drive, Suite 1350
Costa Mesa, California 92626
Telephone:        (714) 966-1000
Facsimile:        (714) 966-1002

Attorneys for the Debtors and Debtors in Possession
Boyds Wheels, Inc. and Hot Rods by Boyd


                         UNITED STATES BANKRUPTCY COURT

               CENTRAL DISTRICT OF CALIFORNIA, SANTA ANA DIVISION


In re                             )   Case No. SA 98-11545 RA
                                  )   Case No. SA 98-11547 RA
BOYDS WHEELS, INC.                )   Chapter 11 Cases
A CALIFORNIA CORPORATION,         )
                                  )   ORDER CONFIRMING THE COMMITTEE'S
         Debtor and Debtor in     )   FIRST AMENDED CHAPTER 11 PLAN OF
         Possession.              )   REORGANIZATION AS MODIFIED
_________________________________ )   PURSUANT TO HEARINGS ON
                                  )   NOVEMBER 12-13, 1998, WITH
In re                             )   DEBTORS IN POSSESSION AS CO-
                                  )   PROPONENTS
HOT RODS BY BOYD,                 )
A CALIFORNIA CORPORATION,         )   Plan Confirmation Hearing
                                  )    Date:   January 6, 1999
         Debtor and Debtor in     )    Time:  11:30 a.m.
         Possession.              )    Place:  Courtroom 606
                                  )              34 Civic Center Plaza
                                  )              Santa Ana, CA 92701
                                  )
                                  )   Continued Hearing
                                  )    Date:   January 11, 1999
                                  )    Time:  10:30 a.m.
                                  )    Place:  Courtroom 606
                                  )              34 Civic Center Plaza
                                  )              Santa Ana, CA 92701
----------------------------------

         The hearing to consider the confirmation of the First Amended Chapter 11 Plan of Reorganization as Modified Pursuant to Hearings on November 12-13, 1998, with Debtors in Possession as Co-Proponents (the "Plan") filed by the Official Committee of Unsecured Creditors (the "Committee") for the bankruptcy estate of Boyds Wheels, Inc. ("Boyds"), Boyds and Hot Rods by Boyd ("HRBB") (Boyds and HRBB are collectively referred to herein as "Debtors"), was held upon appropriate notice on January 6, 1999 at 11:30 a.m., the Honorable John E. Ryan, United States Bankruptcy Judge presiding in the absence of the Honorable Robert
W. Alberts (the "Confirmation Hearing"). The Court continued the Confirmation Hearing to January 11, 1999 at 10:30 a.m. (the "Continued Confirmation Hearing").

         At the Confirmation Hearing, James C. Bastian, Jr. of Marshack Shulman & Hodges LLP appeared on behalf of the Committee. The Debtors appeared by and through their counsel, Albert, Weiland & Golden, LLP, by Evan D. Smiley. Automotive Performance Group, Inc. ("APG") appeared by and through its counsel, Morrison & Foerster LLP, by Adam Lewis. City National Bank appeared by and through its counsel, Pillsbury Madison & Sutro LLP, by William B. Freeman. Credit Managers Association of California, Tauber Arons, and Hackman Reich appeared by and through their counsel, Morgan, Lewis & Bockius LLP, by Barry V. Freeman. All other appearances were reflected on the Court's record.

         At the Continued Confirmation Hearing, James C. Bastian, Jr. of Marshack Shulman & Hodges LLP appeared on behalf of the Committee. The Debtors appeared by and through their counsel, Albert, Weiland & Golden, LLP, by Evan D. Smiley. Eldorado Bank appeared by and through its counsel, Cooksey, Howard, Martin & Toolen by Lawrence H. Miller, Esq. All other appearances were reflected on the Court's record.

         The Court, after consideration of: (1) the Plan; (2) the Committee's First Amended Disclosure Statement as Modified Pursuant to Hearings on November 12-13, 1998, Describing the Committee's First Amended Chapter 11 Plan of Reorganization with Debtors in Possession as Co-Proponents (the "Disclosure Statement"); (3) the Committee's Memorandum in Support of Confirmation of the Plan; (4) the Declarations of James E. Dunn, Robert Black and Jack Karkosky filed in support of confirmation; (5) the Declaration of James C. Bastian, Jr. Regarding Ballot

 Analysis; (6) the Declaration of James C. Bastian, Jr. Regarding Analysis of Ballots Cast by Shareholders and Received by ADP Proxy Services; (7) the Declaration of Erlanna L. Lohayza re Service of Plan Packages by First Class Mail; (8) the conditional objection of Performance Distribution Incorporated and the Committee's reply thereto; (9) the Committee's and the Debtors' Motion for Order Approving Non-Material Modifications to the Plan (the "Modification Motion"); (10) the Committee's and the Debtors' Motion for Order Excusing Compliance With Order Entered November 16, 1998 and for Nunc Pro Tunc Order Shortening Time for Transmission of Ballots (the "Compliance Motion"); (11) the request of counsel for the Committee to modify the definition of the term "Effective Date(1)"; (12) the evidence and testimony presented at the Evidentiary Hearing; and (13) the records and files in this Chapter 11 case, hereby makes the following findings:

1. The hearing on confirmation of the Plan was held on adequate and proper notice to parties in interest;

2. The Plan, the Disclosure Statement and ballots were duly transmitted to all creditors and parties-in-interest in accordance with Bankruptcy Code
     Section 1125;

3. All payments made or promised by the Debtors for services or costs and expenses incurred in, or in connection with, the Plan and incident to the case, have been fully disclosed to the Court and are reasonable, or, if to be fixed after confirmation of the Plan, will be subject to the approval of the Court;

///

4. The Plan satisfies all of the requirements for confirmation set forth in Bankruptcy Code Section 1129 and complies with all other applicable provisions of the Bankruptcy Code, including but not limited to the following;

          a. The Plan has been proposed in good faith and not by any means forbidden by law;

          b. Each holder of a claim or interest has accepted the Plan or will receive or

--------

          1 The capitalized terms herein shall have the same meaning as those terms defined and used in the Plan and the Disclosure Statement.

retain under the Plan property of value as of the Effective Date, that is not less than the amount that such holder would receive or retain if Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date;

                  c. Five (5) classes of claims (Classes 1, 2a, 4, 5 and 6) that are impaired under the Plan have accepted the Plan, determined without including any acceptance of the Plan by any insider;

                  d. The Plan does not discriminate unfairly and is fair and equitable, with respect to all Classes that are impaired thereunder;

                  e. With respect to the holder of the claim in Class 2, Eldorado Bank, who did not originally vote on the Plan, provided that the treatment for the Class 2 Claim of Eldorado Bank is modified as set forth below, Eldorado Bank has represented that it supports the Plan;

                  f. The Committee and the Debtors, as co-proponents of the Plan, have made all required disclosures under the Bankruptcy Code;

                  g. Confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Debtors under the Plan; and

                  h. The requirements of Bankruptcy Code Section 1129(b) have been satisfied.

5. The modifications as set forth in the Modification Motion and on the record in open Court are non-material and are approved as set forth in a separate order to be lodged herein, and as set forth herein below;

6. The delay of the transmission of the Plan Packages(2) to the estates' creditors and equity security holders was caused by factors outside of the control of the Committee and the Debtors and as a result, caused no harm herein;

7. The notice given of the hearing on the confirmation of the Plan was sufficient under the circumstances of this case; and

--------
         2        The term "Plan Packages" refers to the following documents:
                  1.       Disclosure Statement
                  2.       Plan of Reorganization
                  3.       Ballot
                  4.       Notice of Hearing
                  5.       Orders Approving Disclosure Statement

8. Good cause exists for confirming the Plan.

         NOW, THEREFORE, the Court being in all things duly advised and based upon the foregoing findings and good cause appearing therefor,

         IT IS HEREBY ORDERED as follows:

1. The Plan, filed with the Court on December 29, 1998, a copy of which is attached hereto as EXHIBIT "1" and incorporated herein by this reference, is confirmed with the following modifications:

                  a.   page 9, line 10, "$1,100,000" shall now read "$950,000";

                  b.   page 11, line 27, "$1,100,000" shall now read "$950,000";

                  c.   page 23, line 10, "$1,100,000" shall now read "$950,000";

                  d. the box describing the treatment of Class 6, found at page 22, lines 14 through 20, is modified to read as follows:


--------------   -----------------------   --------------------   ---------------------------------------
CLASS NO.        DESCRIPTION               IMPAIRED               TREATMENT
                                            (Y/N)
--------------   -----------------------   --------------------   ---------------------------------------
   6             Existing                  Y                      APG will make a new value contribution,
                 Shareholders of                                  the New Value Fund, of up to $2,000,000
                 Boyds                     Impaired; claims       which is in addition to the $500,000
                                           in this class          which will go to CNB as provided above
                                           are entitled to        and the 200,000 shares of APG stock
                                           vote on this           provided to holders of Allowed Class 4
                                           Committee Plan         and 5 claims.  Existing equity will be
                                                                  diluted to own at least 3% interest of
                                                                  Reorganized Debtor. However, APG
                                                                  reserves the right to substantially
                                                                  increase this percentage only after the
                                                                  Effective Date and subject to the first
                                                                  right of refusal held by Classes 4 and 5
                                                                  provided on page 21, lines 9 through 19
                                                                  above if it so chooses. Reorganized
                                                                  Debtor contemplates a reverse stock
                                                                  split.
----------------------------------------------------------------------------------------------------------

                 e. page 21, line 9 through line 10, the words "the Plan shall contain" shall be replaced with "Class 4 and 5 Creditors shall have";

                 f. page 32, lines 7-14 shall be modified to read as follows:

                    On the Effective Date, each of the unexpired leases and executory contracts listed above, as amended, shall be assumed as obligations of Reorganized

                    Debtor. The Order of the Court confirming this Committee Plan shall constitute an Order approving the assumption of each lease and contract listed above, as amended. If you are a party to a lease or contract to be assumed and you object to the assumption of your lease or contract, you must file and serve your objection to this Committee Plan within the deadline for objecting to the confirmation of this Committee Plan. (See, Section I.B.3. of the Disclosure Statement for the specific date.)

                  g. Exhibit "2" attached to the Plan as it relates to the assumption of the PDI Licensing Agreement shall be modified as follows:


----------------------------------   ---------------------------   -------------------------------------------------
CONTRACT                             DEFAULTS/DAMAGES              METHODS OF CURE
----------------------------------   ---------------------------   -------------------------------------------------
Contract Description:                Default Amount:               Method of curing default and loss: APG
PDI Licensing Agreement              $.00                          does not believe that there are any
related to the Ultra                                               monetary defaults and intends to cure
Violet Trademark.  This              Actual Pecuniary Loss:        any technical defaults on or before the
contract relates to PDI              $.00                          Effective Date.  Dominion Income
distribution agreement of                                          Management Corp. ("Dominion") has made
various car care products                                          a loan to PDI secured by certain assets
bearing the Boyds name                                             of PDI.  Dominion is the controlling
This contract produces                                             shareholder of APG.  Pursuant to a
significant revenue to                                             provision of the security agreement
Boyds.                                                             between Dominion and PDI, Dominion has
                                                                   agreed (on APG's behalf) that in the
Contracting Parties:                                               event that the acquisition of Boyds is
                                                                   accomplished (the "Boyds Purchase"),
PDI and Boyds                                                      the following, in essence, shall occur:
                                                                   (a) the quarterly royalty payment (as defined in the
                                                                   Boyds license) during the period
                                                                   commencing on the date on which APG
                                                                   completes the Boyds Purchase and ending
                                                                   on the date that is the third
                                                                   anniversary of the effective date (as
                                                                   defined in the Boyds license), but not
                                                                   for any other period, shall, in lieu of
                                                                   all quarterly royalty payments required
                                                                   with respect to such period [including,
                                                                   without limitation, the minimum (as
                                                                   defined in the Boyds license)], equal
                                                                   five percent (5%) of net sales of the
                                                                   products (as defined in the Boyds
                                                                   license) sold by PDI during the
                                                                   corresponding quarter, (b) PDI's
                                                                   obligations under section 1(d) of the
                                                                   Boyds license shall be modified such
                                                                   that, in lieu of the $200,000 annual
                                                                   payment payable to the licensor
                                                                   referenced therein, PDI shall spend,
                                                                   each year, not less than 5% of the
                                                                   value of PDI's annual net sales to
                                                                   advertise products, (c) any failure by
                                                                   PDI to make the required quarterly
                                                                   royalty payment for the first and
                                                                   second quarters of PDI's 1998 fiscal year shall
                                                                   be waived, and (d) minimum
                                                                   royalty levels shall no longer be
                                                                   required during the entire term of the
                                                                   Boyds license.  All other provisions of
                                                                   the Boyds license shall continue in
                                                                   full force unmodified.  In the event of
                                                                   the Boyds Purchase, PDI and APG shall enter into
                                                                   an appropriate amendment to the Boyds
                                                                   license reflecting the foregoing.  With respect
                                                                   to PDI's obligations under clause (b) above,
                                                                   PDI, APG, and Dominion shall agree to customary
                                                                   provisions for audit rights and APG's and
                                                                   Dominion's rights to approve the form of
                                                                   advertising and PDI's use of the trademark in
                                                                   its advertising media.  The foregoing
                                                                   provisions shall survive the repayment of the
                                                                   note from PDI to Dominion.

                                                                   Means of assuring performance: Post-Petition Earnings
--------------------------------------------------------------------------------------------------------------------

h. the box describing the treatment of Class 1, found at page 16, lines 1 through 24, is modified to read as follows:

---------   ------------------------   ----------   ----------   ---------------------------------------------------
CLASS       DESCRIPTION                INSIDERS     IMPAIRED     TREATMENT
NO.                                    (Y/N)        (Y/N)

---------   ------------------------   ----------   ----------   ---------------------------------------------------
    1       Secured claim of CNB       N            Y            CNB shall receive a total of $537,500 in
            in the Boyds case                                    cash on the Effective Date.  $500,000
                                                    Impaired;    shall be paid by APG. $37,500 shall be
            Collateral                              claims       contributed, pro-rata, from the awards
            description =                           in this      provided to professionals in these cases,
            UCC-1 Financing                         class        but paid to CNB in a lump sum by
            Statement and                           are          Disbursing Agent upon court approval of
            Security Interest on                    entitled     such professional's first fee
            all intellectual                        to vote      applications.  CNB shall release its
            property, equipment,                    on the       security interest in all of Reorganized
            accounts receivable,                    Committee    Debtor's assets including the Ultra
            cash received from                      Plan         Violet Trademark (the "Trademark") and
            sale of collateral                                   associated licensing agreements, and the
                                                                 public shell of Boyds, all of which will
            Collateral value =                                   be retained by  Reorganized Debtor. The
            $450,000                                             Reorganized Debtor shall retain, free and
                                                                 clear of any claim or interest
            Priority of                                          (including, but not limited to, the
            security in the                                      security interest of CNB), the Trademark,
            amount of  =  First                                  any licensing agreements associated with
                                                                 the Trademark (including the PDI
            Principal owed =                                     Agreement), and any receivables related
            Approximately $3.5                                   to and arising from all licensing
            million after                                        agreements associated with the Trademark
            payment of the                                       (including any receivable allegedly due
            proceeds from the                                    and owing the Debtors from PDI).  CNB's
            Auction Sale.  This                                  unsecured deficiency claim shall be
            will be reduced as CNB                               treated with other general  Unsecured
            continues to                                         Claims in Class 4 below.  In addition, CNB shall
            liquidate                                            receive the proceeds of an IRS
            receivables and                                      tax refund estimated to be in the
            receives cash as                                     approximate amount of $350,000.(1)
            provided herein.
                                                                 Under prior stipulations between CNB, the
            Pre-pet. arrearage                                   Debtors and the Committee, the automatic
            amount = $8 million                                  stay has been modified so as to allow CNB
                                                                 to proceed to collect all outstanding
            Post-pet. arrearage                                  accounts receivables which are subject to
            amount = none                                        its security interest and to receive the
                                                                 undisputed portion of proceeds (see,
                                                                 discussion below regarding claim of Apex
                                                                 Machine Works, Inc.) derived from the
                                                                 auction sale of Debtors' hard assets.

                                                                 Under this Committee Plan, releases by and
                                                                 between the Debtor, Committee and CNB shall
                                                                 be provided including releases from any and
                                                                 all 11 U.S.C. Section 506(c) claims that
                                                                 could be asserted by Debtor, HRBB and/or the
                                                                 Committee against CNB, as well as any and all
                                                                 11 U.S.C. Section 507(b) claims that could be
                                                                 asserted by CNB in Debtors' bankruptcy
                                                                 estates.
--------------------------------------------------------------------------------------------------------------------


                  i. The definition for the term "Effective Date" as found on page 4, lines 24 through 26 of the Plan, and as used in the Plan and Disclosure Statement, shall be modified to read as follows: "the date not later than sixty
(60) calendar days following entry of the order of the Bankruptcy Court confirming this Committee Plan, or if the 60th day falls on a Saturday, Sunday or holiday, then the next business day on the condition that the Court has entered a Final

----------------------

         1. The tax refund is likely subject to CNB's security interest, however, rather than further litigating the issues regarding the tax refund, such refund will be provided in full to CNB.

 Order approving the settlement resolving the adversary proceeding commenced by Seldon Investments (Adversary Case No. SA 98-1498 RA)."

                  j. The treatment afforded the Class 2 creditor, Eldorado Bank, shall be modified as follows:

------------   ------------------------------   ---------   -----------   -----------------------------------------
CLASS          DESCRIPTION                      INSIDERS    IMPAIRED      TREATMENT
NO.                                             (Y/N)       (Y/N)
------------   ------------------------------   ---------   -----------   -----------------------------------------
    2          Secured claim of Eldorado        N           Y             The obligation owing to Eldorado
               Bank                                                       Bank, $1,329,134.74 (which
                                                            Impaired;     includes interest through
               Collateral description =                     claims in     January 11, 1999, plus
               First Trust Deed on real                     this          reasonable attorney's fees and
               property located at 11121                    class are     costs incurred by Eldorado Bank
               and 11081 Dale Street,                       entitled      through January 12, 1999) plus
               Stanton CA (Boyds                            to vote       any additional, reasonable
               Distribution Center)                         on this       attorney's fees and costs, proof
                                                            Committee     of which shall be provided by Eldorado
               Collateral value =                           Plan          Bank prior to the
               $1,750,000.00                                              Effective Date,  shall be
               Principal owed =                                           satisfied as follows:
               $1,280,000.00

                                                                          The obligation shall accrue
                                                                          interest at the rate of $301.31 per
                                                                          day until the date twelve (12)
                                                                          months following the Confirmation
                                                                          Date. No payments shall be made to
                                                                          Eldorado Bank during this twelve
                                                                          (12) month period. Beginning the
                                                                          first business day of the
                                                                          thirteenth (13th) month following
                                                                          the Confirmation Date, monthly
                                                                          interest only payments (calculated
                                                                          at the rate of $301.31 per day)
                                                                          shall be made to Eldorado Bank by
                                                                          the Reorganized Debtor up to and
                                                                          including the thirtieth (30th)
                                                                          month following the Confirmation
                                                                          Date. If Eldorado Bank has not been
                                                                          paid in full on the earlier of the
                                                                          sale date of the Dale Street
                                                                          Property or one hundred twenty
                                                                          (120) days prior to the end of the
                                                                          thirtieth (30th) month following
                                                                          the Confirmation Date, Eldorado
                                                                          Bank may record a notice of default
                                                                          against the Dale Street Property.
                                                                          If the total amount of the
                                                                          obligation owing to Eldorado Bank,
                                                                          including accrued and unpaid
                                                                          interest, has not been paid by the
                                                                          end of the thirtieth (30th) month
                                                                          following the Confirmation Date,
                                                                          then Eldorado Bank shall have the
                                                                          right to exercise all of its rights
                                                                          and remedies under applicable law.
                                                                          This Plan shall modify the payment
                                                                          obligations under the original Note
                                                                          and Deed of Trust in favor of
                                                                          Eldorado Bank as set forth
                                                                          hereinabove. All other obligations
                                                                          under the original Note and Deed of
                                                                          Trust in favor of Eldorado Bank
                                                                          shall be satisfied by the
                                                                          Reorganized Debtor except to the
                                                                          extent such obligations are
                                                                          inconsistent with the treatment set
                                                                          forth herein
-------------------------------------------------------------------------------------------------------------------

2. On the Effective Date of the Plan, the Debtors will be substantively consolidated. Ownership and control of the Debtors shall be transferred to APG subject to the terms and conditions of the Plan (the Debtors, under the management and control of APG, shall collectively be referred to as the "Reorganized Debtor"). Upon such consolidation, the intercompany claims among the Debtors shall be eliminated, and all of the assets of, and all of the claims against, each of the debtor entities will be treated as assets of, or claims against, the Reorganized Debtor.

      3. The Reorganized Debtor is hereby authorized, empowered and directed to carry out the provisions of the Plan, and to perform such other acts and execute other documents as are necessary or appropriate in connection with the Plan, and this order confirming the Plan (the "Confirmation Order"), without the necessity of further actions by the Reorganized Debtor, and all such actions shall be deemed to be duly authorized.

      4. As a result of confirmation of the Plan, the Debtors' previous obligations to creditors are modified and the terms of repayment of said claims shall be controlled by the Plan.

      5. After the Effective Date, costs and fees incurred by or to be paid by the Reorganized Debtor shall be paid in the ordinary course of business without this Court's review and approval, with the exception of any costs and fees of professionals seeking reimbursement for services rendered prior to the Confirmation Date.

      6. This Court shall retain jurisdiction over this case to ensure that the purposes and intent of the Plan are carried out. Without limiting the generality of the foregoing, this Court shall retain jurisdiction over this case for all of the purposes set in Section IV. the Plan.

      7. Except as provided in the Plan to the contrary, all property distributed under the Plan shall be distributed free and clear of all Claims of all claimants, parties-in-interest and other entities.

      8. The transactions contemplated by the Plan, as implemented herein, are in compliance with and satisfy all applicable provisions of the Bankruptcy Code; and that the terms and conditions of the Plan approved by this Order are fair and reasonable.

      9. The terms and provisions of this Order, as well as all provisions of the Plan, shall be binding in all respects upon the Reorganized Debtor and each Creditor and interest holder, whether or not the Claim or interest of such Creditor or interest holder is impaired under the Plan, and whether or not such Creditor or interest holder has accepted the Plan.

10. As of the Effective Date, all property of the Estate shall remain vested in the Reorganized Debtor's estate and Reorganized Debtor shall have the right and the obligation to otherwise dispose of property of the Estate in accordance with the terms of the Plan.


11. Except as otherwise provided in the Plan, as of the Effective Date, the property dealt with by the Plan shall be free and clear of all Claims of claimants.

12. The date of the entry of this Order shall be established as the "record date" to determine the interest holders and/or holders of stock in Boyds for the purposes of distribution under the Plan as provided in Federal Rule of Bankruptcy Procedure 3021.

13. In accordance with the provisions of Local Bankruptcy Rule 3020-1, within one hundred and twenty (120) days of the entry of this Order, Reorganized Debtor shall file a status report (the "Report") explaining what progress has been made toward consummation of the Plan. The initial Report shall be served on the Office of the United States Trustee, the twenty (20) largest unsecured creditors and those parties who have requested special notice. Further Reports shall be filed every one hundred and twenty (120) days thereafter and served on the same entities, unless otherwise ordered by the Court. The Report shall include at least the following information:

                  a. A schedule listing each debt and each Class of Claims; the total amount required to be paid under the Plan; the amount required to be paid as of the date of the Report; the amount actually paid as of the date of the Report; and the deficiency, if any, in required payments;

                  b. A schedule of any and all post-confirmation tax liabilities that have accrued or come due, and a detailed explanation of payments thereon;

                  c. Reorganized Debtor's projections as to its continuing ability to comply with the terms of the Plan.

                  d. An estimate of the date for Plan consummation and application for final decree; and

                  e. Any other pertinent information needed to explain the progress toward completion of the confirmed Plan.

14. If the Reorganized Debtor's case is converted to one under Chapter 7, the property that had been the property of the Chapter 11 estate, and that property that has not been disbursed pursuant to the Plan, shall be revested in the chapter 7 estate.

15. Once the estate has been fully administered as referred to in Federal Rule of Bankruptcy Procedure 3022, the Reorganized Debtor shall file a motion with the Bankruptcy Court to obtain a final decree to close the case.


Dated:                                      ____________________________________
                                            JOHN E. RYAN
                                            UNITED STATES BANKRUPTCY JUDGE

Submitted by:

MARSHACK SHULMAN & HODGES LLP



By:      _________________________________________
         James C. Bastian, Jr.
         Attorneys for the Official Committee of
         Unsecured Creditors


ALBERT, WEILAND & GOLDEN, LLP



By:      _________________________________________
         Evan D. Smiley
         Attorneys for Boyds Wheels, Inc. and Hot
         Rods by Boyd, Debtors and Debtors in
         Possession

APPROVED AS TO FORM AND CONTENT.

MURRAY & MURRAY



By:      _____________________________________
         Janice Murray
         Attorneys for Performance Distribution
         Incorporated

MORRISON & FOERSTER LLP



By:      _____________________________________
         Adam A. Lewis
         Attorneys for Automotive Performance
         Group, Inc.

PILLSBURY MADISON & SUTRO LLP



By:      _____________________________________
         William B. Freeman
         Attorneys for City National Bank

COOKSEY, HOWARD, MARTIN & TOOLEN



By:      _____________________________________
         Lawrence H. Miller
         Attorneys for Eldorado Bank

MORGAN, LEWIS & BROCKIUS LLP



By:      _____________________________________
         Barry V. Freeman
         Attorneys for Credit Managers Association
         of California, Tauber Arons and Hackman
         Reich

                              CERTIFICATE RE NOTICE

The undersigned Attorney hereby certifies that:


1. The entities served as set forth in the annexed Proof of Service are all of the entities required by applicable law to be served with the pleading referred to therein; and

2. The names and addresses of such entities set forth in the annexed Proof of Service are their correct names and addresses according to the records of the United States Bankruptcy Court for the case specified below in which such Proof of Service is to be filed.

The undersigned hereby acknowledges that this Certificate Re Notice is filed in compliance with Federal Rule of Bankruptcy Procedure 9011(a) and may be relied upon by the Bankruptcy Court for the purpose of determining whether each pleading which is subject of such Proof of Service has been properly served.


                               MARSHACK SHULMAN & HODGES LLP



Dated:  January 15, 1999       By:
                                    _______________________________
                                    James C. Bastian, Jr.
                                    Attorneys for the Official Committee of
                                    Unsecured Creditors of the bankruptcy
                                    estate of Boyds Wheels, Inc.


Case Name:        In re Boyds Wheels, Inc. and In re Hot Rods by Boyd

Case No.:         SA 98-11545 RA and SA 98-11547 RA

Adversary No.: n/a

Date and Time of Hearing:  n/a

                                PROOF OF SERVICE

STATE OF CALIFORNIA, COUNTY OF ORANGE

I am employed in the City of Irvine, County of Orange, State of California. I am over the age of 18 years and not a party to the within action. My business address is 8001 Irvine Center Drive, Suite 900, Irvine, California 92618-2921.

On JANUARY ___, 1999, I served the documents named below on the parties in this Action as follows:

DOCUMENT(S) SERVED: ORDER CONFIRMING THE COMMITTEE'S FIRST AMENDED CHAPTER 11
                    PLAN OF REORGANIZATION AS MODIFIED PURSUANT TO HEARINGS
                    ON NOVEMBER 12-13, 1998, WITH DEBTORS IN POSSESSION AS CO-PROPONENTS

SERVED UPON:        SEE THE ATTACHED SERVICE LIST

[X] (BY MAIL) I caused each such envelope, with postage thereon fully prepaid, to be placed in the United States mail at Irvine, California. I am readily familiar with the practice of Marshack Shulman & Hodges LLP for collection and processing of correspondence for mailing, said practice being that in the ordinary course of business, mail is deposited in the United States Postal Service the same day as it is placed for collection.

[ ] (BY FACSIMILE) The above-referenced document was transmitted by facsimile transmission and the transmission was reported as completed and without error. Pursuant to C.R.C. 2009(i), I either caused, or had someone cause, the transmitting machine to properly transmit the attached documents to the facsimile numbers shown on the service list.

[ ] (BY OVERNIGHT DELIVERY) I am readily familiar with the practice of Marshack Shulman & Hodges LLP for collection and processing of documents for overnight delivery and know that the document(s) described herein will be deposited in a box or other facility regularly maintained by Federal Express for overnight delivery or for overnight delivery by Express Mail via the United States Postal Service.

[ ] (BY PERSONAL SERVICE) I delivered to an authorized courier or driver authorized by O.C. Corporate Services, Inc. to receive documents to be delivered on the same date. A proof of service signed by the authorized courier shall be filed upon receipt from O.C. Corporate Services, Inc.

[ ] (STATE) I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

[X] (FEDERAL) I declare that I am employed in the office of a member of the bar of this court, at whose direction this service was made.

Executed on JANUARY ___, 1999, at Irvine, California.


                                           _____________________________________

                                           Erlanna L. Lohayza

-----------------------------------------------------------------------------

In re                      (SHORT TITLE)              CHAPTER 11 CASE NUMBER:

BOYDS WHEELS, INC., A CALIFORNIA CORPORATION,         SA 98-11545 RA

Debtor.
-----------------------------------------------------------------------------


                      NOTICE OF ENTRY OF JUDGMENT OR ORDER
                           AND CERTIFICATE OF MAILING

TO ALL PARTIES IN INTEREST ON THE ATTACHED SERVICE LIST:

You are hereby notified, pursuant to Local Bankruptcy
Rule 9021-1, that a judgment* or order entitled
(specify):

ORDER CONFIRMING THE COMMITTEE'S FIRST AMENDED CHAPTER 11 PLAN OF REORGANIZATION AS MODIFIED PURSUANT TO HEARINGS ON NOVEMBER 12-13, 1998, WITH DEBTORS IN POSSESSION AS CO-PROPONENTS



was entered on (specify date):  __________________________.


I hereby certify that I mailed a copy of this notice and a true copy of the order or judgment to the persons and entities on the attached service list on (specify date): __________________________.



Dated:                                 JON D. CERETTO
                                       CLERK OF THE BANKRUPTCY COURT



                                       By: _____________________________________
                                                Deputy Clerk

                                  SERVICE LIST

ATTORNEYS FOR THE COMMITTEE
James C. Bastian, Jr.
Marshack Shulman & Hodges LLP
8001 Irvine Center Drive, Suite 900
Irvine, CA 92818-2921

INTERESTED PARTY
Office of the United States Trustee
Ronald Reagan Federal Building and
United States Courthouse
411 W. Fourth Street, Suite 9041
Santa Ana, CA 92701-8000

ATTORNEYS FOR DEBTOR
Jeffrey I. Golden, Esq.
Evan D. Smiley, Esq.
Albert, Weiland & Golden, LLP
650 Town Center Dr., Ste. 1350
Costa Mesa, CA 92626

ATTORNEYS FOR CITY NATIONAL BANK
William B. Freeman, Esq.
Pillsbury Madison & Sutro LLP
725 S. Figueroa St., Suite 1200
Los Angeles, CA 90017-5443

ATTORNEYS FOR APG
Adam A. Lewis, Esq.
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105-2482

ATTORNEYS FOR ELDORADO BANK
Lawrence H. Miller, Esq.
Cooksey, Howard, Martin & Toolen
535 Anton Boulevard, 10th Floor
Costa Mesa, CA 92626

ATTORNEYS FOR PERFORMANCE DISTRIBUTION INCORPORATED
Janice M. Murray, Esq.
Patrick M. Costello, Esq.
Murray & Murray
3030 Hansen Way, Suite 200
Palo Alto, CA  94304-1009

ATTORNEYS FOR CREDIT MANAGERS ASSOCIATION OF CALIFORNIA,
TAUBER ARONS AND HACKMAN REICH
Barry V. Freeman, Esq.
Morgan, Lewis & Brockius LLP
300 South Grand Avenue - Twenty Second Floor
Los Angeles, CA 90071-3132